<PAGE i>


                               SCHEDULE 14A
                              (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


Filed by the registrant     [X]
Filed by a party other than the registrant   [  ]
Check the appropriate box:

[X]  Preliminary proxy statement					[ ] Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[  ]   Definitive proxy statement
[  ]   Definitive additional materials
[  ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SUBSTANCE ABUSE TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


	                  SUBSTANCE ABUSE TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]	 No fee required.
[  ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)  Title of each class of securities to which transaction applies:

	(2)  Aggregate number of securities to which transactions applies:

	(3)	 Per unit price or other underlying value of
      transaction computed pursuant to Exchange Act Rule 0-11:1

	(4)	 Proposed maximum aggregate value of transaction:

	(5)	 Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 		(1)   Amount previously paid:
			(2)   Form, schedule or registration statement no.:
			(3)   Filing party:
	 	(4)   Date filed
----------------------------
1 Set forth the amount on which the filing fee is calculated and state how it is determined.

<PAGE 1>

                   SUBSTANCE ABUSE TECHNOLOGIES, INC.
                       	4517 N.W. 31st Avenue
               	   Ft. Lauderdale, Florida  33309

            	NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of
SUBSTANCE ABUSE TECHNOLOGIES, INC.


	A Special Meeting of Stockholders of Substance Abuse Technologies, Inc. (the "Company") will be held at the Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on August 27, 1997, at 10:00 a.m., Eastern Standard Time (the "Special Meeting"), for the following purposes:

	1.	To approve an Amendment to the Certificate of
    Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock, $.01 par value, from 50,000,000 shares to 100,000,000
    shares.

	2.	To approve an Amendment to the Certificate of
    Incorporation to authorize a new class of 3,000,000 shares of a Class "C" Preferred Stock, $.01 par value, with such voting rights, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Company.

Only stockholders of record at the close of business on August 5, 1997 are entitled to notice of, and to vote at, the Special
Meeting or any adjournment thereof.

                          							By Order of the Board of Directors

                         							/s/Robert W. Berend
                                --------------------------
                         							Robert W. Berend
                         							Secretary


August 6, 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE SPECIAL MEETING OR, IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

<PAGE 3>

                     SUBSTANCE ABUSE TECHNOLOGIES, INC.
                         	4517 N.W. 31st Avenue
                   	Ft. Lauderdale, Florida  33309

                          	PROXY STATEMENT
                  	SPECIAL MEETING OF STOCKHOLDERS
                          	August 27, 1997

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Substance Abuse Technologies, Inc. (hereinafter referred to as either the "Company" or "the Company") of proxies to be voted at the Special Meeting of Stockholders (the "Special Meeting") to be held on August 27, 1997, or at any adjournment thereof. The purposes for which the Special Meeting is to be held are set forth in the preceding Notice of Special Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about August 6, 1997 to holders of record of the Company's Common Stock, $.01 par value (the "Common Stock"), as of the close of business on August 5, 1997 (the "Record Date"), which has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting.


                      	VOTING SECURITIES

	On the Record Date, 36,030,591 shares of the Common Stock, which is the only class entitled to vote at the Special Meeting, were issued and outstanding. Each stockholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such stockholder as of the close of business on the Record Date. The affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote shall be necessary to approve both proposed Amendments to the Company's Certificate of Incorporation: (1) the increase in the number of authorized shares of the Common Stock and (2) the authorization of a new class of Preferred Stock.

	Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares represented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Robert Muccini, Treasurer) at its principal executive office or in person at the Special Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the above address and its telephone number is (954) 739-9600.

	Rule 577 of the American Stock Exchange, Inc. permits a member firm to vote for both proposals to approve Amendments to the Company's Certificate of Incorporation if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary within ten days after receipt by the beneficial owner of a copy of this Proxy Statement. The Company, accordingly, urges each beneficial owner to instruct the member firm which holds

<PAGE 3>

of record the stockholder's shares of the Common Stock to vote in favor of the proposals submitted to the stockholders for a vote.

	A stockholder shall have no right to receive payment for his, her or its shares as a result of stockholder approval of either proposal in the Notice of Special Meeting.


          PROPOSAL ONE:	APPROVAL OF THE INCREASE IN THE NUMBER OF
                     			AUTHORIZED SHARES OF THE COMMON STOCK


General

	The Board of Directors of the Company has approved, and recommends to the stockholders for approval, an Amendment to
Article IV of the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock from 50,000,000 to 100,000,000. There will be no change effected in the par value of the Common Stock, which will remain as par value $.01 per share. The failure to adopt this proposal will put the Company in the position of potentially being unable to fulfill its obligations to issue shares upon the exercise of outstanding Common Stock purchase warrants, convertible notes, convertible debentures and convertible preferred stock and also constitute a default under certain agreements, possibly giving rise to penalties, as described in the succeeding paragraph. The concern that the Company will not have sufficient shares of the Common Stock to issue has made certain prospective investors reluctant to proceed. In May 1997, the purchaser of $750,000 in principal amount of the Company's 14% Convertible Debentures due May 8, 2000 (the "Convertible Debentures") and 62,500 shares of the Company's Class "B" Cumulative Convertible Preferred Stock, $.01 par value (the "Class B Preferred Stock"), reduced its proposed purchase from $1,500,000 to $1,000,000 pending effectiveness of this proposed Amendment and agreed to proceed only when two officers (Robert M. Stutman, Chairman of the Board, Chief Executive Officer and a director, and Brian Stutman, Vice President, Sales and Marketing) and a director (Lee S. Rosen) agreed not to exercise their Common Stock purchase warrants until the proposed Amendment was effective. The Company also had to agree to change its reserve (to the extent of the shares of the Common Stock subject to such warrants) to ensure conversion or exchange of the investor's securities. These concerns have continued despite the Company noting the fact that certain of its outstanding securities are not currently convertible or exercisable, as well as the fact that many of the Common Stock purchase warrants are exercisable at exercise prices well in excess of the current market price of the Common Stock. Approval of the proposed Amendment will help ensure that all of the uses described in the paragraph are satisfied, as well as make shares available for the other potential uses described in this Proxy Statement, including the two taking private transactions described in the second succeeding paragraph and the potential acquisitions described in the fifth succeeding paragraph.

	As of the Record Date, there were 36,030,591 shares of the Common Stock outstanding, and there were reserved, as of such date, an aggregate of 22,663,430 shares of the Common Stock,

<PAGE 4>

consisting of (1) 11,051,746 shares reserved for issuance upon the exercise of Common Stock purchase warrants; (2) 4,000,000 shares reserved for issuance upon the conversion of the Company's Convertible Senior Promissory Notes due November 8, 1999 (the "Convertible Notes"); (3) 2,229,501 shares reserved for issuance upon conversion of the Convertible Debentures and the exchange for 62,500 shares of the Class B Preferred Stock held by the investor referred to in the previous paragraph; (4) 185,207 shares reserved for issuance upon the conversion of the Company's Class "A" Cumulative Convertible Preferred Stock, $.01 par value (the
"Class A Preferred Stock;" the Class A Preferred Stock and the Class B Preferred Stock being collectively referred to herein as the "Preferred Stock"); (5) 1,532,679 shares reserved for issuance with respect to future acquisitions; and (6) an aggregate of 3,664,557 shares reserved for use in proposed transactions to take private its subsidiaries Good Ideas Enterprises, Inc. ("Good Ideas"), a Delaware corporation, and U.S. Drug Testing, Inc. ("U.S. Drug"), a Delaware corporation, as described in the succeeding paragraph and elsewhere in this Proxy Statement. Due to the anti-dilution provisions in certain of the Common Stock purchase warrants and in the Convertible Notes, the Convertible Debentures and the Class B Preferred Stock, the number of shares of the Common Stock reserved for issuance may in the future be further adjusted. The Company is obligated, under the respective agreement, to the holders of the Convertible Notes, the Convertible Debentures and the Class B Preferred Stock to amend the Certificate of Incorporation to increase the number of authorized shares of the Common Stock and could incur penalties to these holders if they are unable, within specified time frames, to convert these securities into, or exchange these securities for, shares of the Common Stock which are freely transferable under the Securities Act of 1933, as amended (the "Securities Act").

	The Company is currently seeking to acquire the minority stock interests in (1) U.S. Drug, which is 75.4% owned by the Company, by an offer of (a) an aggregate of 2,789,478 shares of the Common Stock to the minority stockholders of U.S. Drug (the "U.S. Drug Minority Stockholders") in exchange for the 1,721,900 shares of the U.S. Drug common stock, par value $.001 per share
(the "U.S. Drug Common Stock"), held by the U.S. Drug Minority Stockholders (the "Minority U.S. Drug Common Stock") at an exchange ratio of 1.62 of a share of the Common Stock for each share of the U.S. Drug Common Stock and (b) an aggregate of 243,000 shares issuable upon the exercise of Common Stock purchase warrants (the "U.S. Drug Merger Warrants") in exchange for U.S. Drug's outstanding common stock purchase warrants (the "U.S. Drug Warrants"); and (2) Good Ideas, which is 60.8% owned by the Company, by an offer of (a) an aggregate of 557,524 shares of the Common Stock to the minority stockholders of Good Ideas (the
"Good Ideas Minority Stockholders") in exchange for the 1,548,680 shares of the Good Ideas Common Stock, par value $.001 per share (the "Good Ideas Common Stock"), held by the Good
Ideas Minority Stockholders (the "Minority Good Ideas Common
Stock") at an exchange ratio of .36 of a share of the Common
Stock for each share of the Good Ideas Common Stock and (b) an aggregate of 74,285 shares issuable upon the exercise of Common Stock purchase warrants (the "Good Ideas Merger Warrants") in exchange for Good Idea's outstanding common stock purchase warrants (the "Good Ideas Warrants"). Although there can be no assurance that these acquisitions will be consummated, if they are, the Company will be required to issue an aggregate of 3,347,002 shares and reserve an aggregate of 317,285 shares for the exercise of the U.S. Drug Merger Warrants and the Good Ideas Merger Warrants. For additional information as to these prospective acquisitions of the minority

<PAGE 5>

interests in these two subsidiaries, see "Acquisition of the Minority Stock Interests in U.S. Drug Testing, Inc." and
"Acquisition of the Minority Stock Interests in Good Ideas
Enterprises, Inc." elsewhere in this Proxy Statement.

	An aggregate of 58,694,021 shares of the Common Stock would be outstanding if all of the shares reserved as of the Record Date were issued. Accordingly, the authorization of shares would be exceeded by 8,694,021 shares. In addition, because of the Company's financing requirements, primarily to (1) meet the anticipated short fall in the Company's cash flow from operations during the fiscal year ending March 31, 1998 ("fiscal 1998") and to finance acquisitions of third party administration ("TPA") companies in the human resource provider business (see the second succeeding paragraph), additional shares of the Common Stock will likely be issued, whether subject to additional Common Stock purchase warrants or issued directly. The Board of Directors of the Company had been advised that, as of July 1, 1997, U.S. Drug would require approximately $16,000,000 (estimate by U.S. Drug's management) to $18,400,000 (estimate by an unaffiliated consulting company) to complete the development of a saliva based drug testing product and then bring the same to market, with the product launch not being anticipated until possibly August 1999 at the earliest, instead of December 1998 as previously announced, if the outside consulting firm's estimate is correct. Because of the increase in the estimated costs to complete the development project and the delay in launching the product, as well as the limited funds currently available, the Company's Board of Directors has limited the funds available to U.S. Drug and has requested that the subsidiary seek financing without using the Company's securities. U.S. Drug has, as a result, reduced its current expenditure level while seeking financing, which may further delay the prospective product launch date. Because of the currently known potential benefits of the saliva based alcohol and drug testing product, if successfully developed, as to which there can be no assurance, the Company's Board would have to consider the feasibility of financing the balance of the development program if U.S. Drug is unsuccessful in its financing attempts; however, there can be no assurance that the Company will have available to it at the time the necessary funds or will deem the project still appropriate for the Company, especially if it takes six months for U.S. Drug to explore the feasibility of obtaining its own financing. Management believes that the additional funds required to meet the cash flow short fall, even with the reduction of the prior cash drain caused by U.S. Drug, and to effect the acquisitions will be raised through additional financings and/or the exercise of outstanding Common Stock purchase warrants. However, there can be no assurance that additional financing will be available and, if available, be on acceptable terms or that the outstanding Common Stock purchase warrants will be exercised, especially because, as noted above, many are currently "under water." For information as to recent and contemplated financings, see "Financings" elsewhere in this Proxy Statement.

	The Board has in the past granted stock options and issued Common Stock purchase warrants to employees as additional compensation and deems it advisable to be in a position to grant stock options and warrants in the future as an incentive for attracting and retaining qualified and competent employees by providing them with the ability to acquire a proprietary interest in the Company through ownership of the Common Stock. The Board deems it advisable to have shares of the Common Stock available for such purposes in the future. The Company currently has no such stock option plan.

<PAGE 6>

	Although the Board has under consideration no specific company, other than U.S. Drug and Good Ideas, as to which its stock or assets would be acquired for shares of the Common Stock, the Board believes that, should appropriate opportunities to acquire TPA companies present themselves in the future, the Company should have the flexibility to use shares of the Common Stock instead of, or in addition to, cash to effect such an acquisition. The Board recognizes that one method to expand the revenues of the Employer Services Division of the Company, which provides single source services to assist corporations in their hiring practices ranging from substance abuse testing and background screening to total program management, is to acquire TPA companies furnishing certain of these services on a regional or local basis and that these acquisitions could be one use of the additional shares if authorized. The Company has entered into a letter of agreement dated July 3, 1997 with National Medical Review Offices, Inc. ("NMRO") to acquire certain assets of DataMed International, a division of Global Med Technologies, Inc., for $1,600,000. The Company is seeking financing to close on this acquisition of a TPA company, having already made a $600,000 down payment, which financing may involve a sale of shares of the Common Stock or a convertible security. Other acquisitions for cash may similarly require financing. See "Financings" elsewhere in this Proxy Statement. If the proposed increase in authorized shares is approved by stockholders, the Board of Directors intends to reserve an additional 5,000,000 shares for acquisitions (in addition to the 1,532,679 shares already reserved).

	Except as described in the preceding five paragraphs, there are no other proposed uses of the Common Stock which have been approved or which are currently under consideration by the Board of Directors. There can be, of course, no assurance that, even if the additional shares are authorized, the Company will effect the acquisitions or the financings described above..

Effect on Stockholders

	Holders of the Common Stock have no preemptive, subscription or conversion rights or sinking fund rights, are entitled to dividends when and if declared by the Board of Directors after payment of all accrued and unpaid dividends on the Preferred Stock (see the third succeeding paragraph) and are entitled to share in all assets available for distribution to stockholders upon liquidation, dissolution and winding up of the Company's affairs after payment of all preferences on the Preferred Stock. Each holder of the Common Stock has one vote per share on all matters submitted to stockholders for a vote. The proposed Amendment to the Certificate of Incorporation to increase the authorized shares of the Common Stock would create no material differences between the shares of the Common Stock prior to the Amendment and the shares of the Common Stock after the Amendment.

	The Company's directors are elected by the holders of the Common Stock on a classified basis - one third is elected each year for a three-year term. With a classified Board of

<PAGE 7>

Directors, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in the majority of the Company's Board. As a result, a classified Board may discourage proxy contests for the election of directors or a purchase of a substantial block of the Common Stock because its provisions could operate to prevent obtaining control of the Company's Board of Directors in a relatively short period of time. The classification provisions could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company. There are no other provisions in the Company's Certificate of Incorporation or By-
Laws that may have the effect of delaying, deferring or preventing a change in control of the Company and that would operate with respect to an extraordinary transaction involving the Company or any of its subsidiaries, such as a merger, reorganization, tender offer, sale or transfer of substantially all of its assets, or liquidation.

	Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock and their rights will continue as described in the second preceding paragraph, unless and until such shares are issued, in which event the only effect will be a dilution of the voting rights of such holders as a result of the increased number of outstanding shares of the Common Stock.

	Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, because of the Company's cash requirements and continuing losses and the provisions in the Convertible Notes, the Convertible Debentures and the Preferred Stock, management does not anticipate that cash dividends will be paid on the Common Stock in the foreseeable future.

	The fact that the Company may issue so many additional shares may, in the opinion of management, have a depressive effect on the market price for the Common Stock.

	The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know for what number of shares, if any, whether part or all of the outstanding Common Stock purchase warrants will be exercised or that the Convertible Notes, the Convertible Debentures or the Preferred Stock will be converted. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in future private placements or public offerings, or which may be used to effectuate future acquisitions.

Recommendation and Required Vote

	For the reasons described above, the Board of Directors recommends that the stockholders vote FOR an increase in the authorized number of shares of the Common Stock. Approval of the increase in the authorized number of shares of the Common Stock requires the affirmative vote of a majority of all of the outstanding shares entitled to vote at the Special Meeting and proxies not marked to the contrary will be so voted at the Special Meeting in favor of this proposal.

       PROPOSAL TWO:	APPROVAL TO AUTHORIZE 3,000,000 SHARES OF A NEW
                     CLASS OF PREFERRED STOCK

	The Board of Directors of the Company has approved, and recommends to the stockholders for approval, an Amendment to
Article IV of the Company's Certificate of

<PAGE 8>

Incorporation to provide therein for the issuance of 3,000,000 shares of Class "C" Preferred Stock, $.01 par value (the "Class C
Preferred Stock"), with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") as shall be determined by the Board of Directors of the Company.

	The Board of Directors believes the authorization for the creation of the Class C Preferred Stock is in the best interests of the Company and its stockholders, and believe it advisable to authorize such shares to have them available for, among other things, possible issuance in public or private offerings of shares for cash or acquisitions of other companies.

	The Board of Directors of the Company will, in the event of the approval of this proposal by the Company's stockholders, be entitled to authorize the creation and issuance of 3,000,000 shares of Class C Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by the holders of the Common Stock required for the creation and issuance thereof. However, to the extent there are outstanding shares of the Class
A Preferred Stock (as of the Record Date there were 41,157 shares outstanding) or outstanding shares of the Class B Preferred Stock (as of the Record Date there were 62,500 shares outstanding), the Company may not be able to issue shares of the Class C Preferred Stock on a basis senior to, or in pari passu with such other shares of the Preferred Stock. In addition, so long as the Convertible Notes are outstanding, without the consent of the holders thereof, dividends on the Class C Preferred Stock may be limited to shares of the Common Stock and certain other restrictions will be applicable.

	Although the Company may currently issue an additional 458,843 shares of the Class A Preferred Stock and 1,437,500 shares of the Class B Preferred Stock, because the dividend, redemption, conversion and other terms are fixed by the Company's Certificate of Incorporation management has found the terms not to be flexible enough in seeking financing. One example of this inflexibility is that a recent investor (the holder of the 62,500 shares of the Class B Preferred Stock) and other prospective investors have wanted the conversion price to vary with the then market price of the Common Stock, while the Certificate of Incorporation calls for a fixed conversion rate of 4.5 shares of the Common Stock for each share of the Class B Preferred Stock. Although the Company was able to persuade the investor to accept a contractual exchange rate for its shares, the Company's Board of Directors believes that such methods of resolution should not have to be used rather than giving the Board the flexibility to meet the Company's then financing requirements for a security. The Board believes that in the competition for financing an issuer must be flexible as to the forms of financing available to a potential investor.

Effect on Stockholders

	If the Class C Preferred Stock is authorized and depending on the Limitations and Restrictions set by the Board of Directors, this class, when issued, could have priority over the Common Stock in the payment of dividends and upon liquidation and could otherwise limit the rights of the holders of the Common Stock.

<PAGE 9>

	If the Class C Preferred Stock is authorized, the Board of Directors would be required to make any determination to issue such securities of the Company based on its judgment as to the best interest of the stockholders and the Company. Although the Board of Directors has no intention of doing so, it could issue shares of the Class C Preferred Stock that could, depending on the terms of such class, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could also be privately placed with purchasers favorable to the Board of Directors in opposing any such action. In addition, the Board of Directors could authorize holders of a series of the Class C Preferred Stock to vote either separately as a class or with the holders of the Company's currently outstanding Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the authorized shares of the Class C Preferred Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders and the Company.

	While the Company does intend to effect an equity offering of the Class C Preferred Stock or otherwise issue such stock in the proximate future for purposes of raising additional working capital and acquiring related businesses, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering or acquisition, or to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances can be given that any such offering will in fact be effected or that an acquisition pursuant to which such shares may be issued will be proposed and consummated. Therefore, the terms of any Class C Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

Recommendation and Required Vote

 For the reasons described above, the Board of Directors recommends that the stockholders vote FOR the creation of the Class C Preferred Stock. Approval of the Amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of all of the outstanding shares of Common Stock which are entitled to vote at the Special Meeting and proxies not marked to the contrary will be so voted at the Special Meeting in favor of this Proposal.


               INTEREST OF MANAGEMENT

	Because Robert M. Stutman, David L. Dorff and Linda H.
Masterson, each a director and an executive officer of the Company, Alan I. Goldman, John C. Lawn, Peter M. Mark, Michael S.
McCord and Lee S. Rosen, each a director of the Company, and three other executive officers have

<PAGE 10>

outstanding Common Stock purchase warrants to purchase shares of the Common Stock and each director and executive officer may in the future, be granted warrants and/or, if the Company adopts a stock option plan in the future for employees and directors, stock options, they have an interest in having the proposed Amendment to increase the number of authorized shares of the Common Stock approved by the stockholders. They have no special interest different from other stockholders in the adoption of the proposal to create a new class of the Preferred Stock.

	Of the outstanding Common Stock purchase warrants, the executive officers and directors of the Company hold warrants as follows:

	(1)	Robert M. Stutman, Chairman of the Board, Chief
Executive Officer and a director of the Company, holds Common Stock purchase warrants to purchase (a) 3,125 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 13, 1998 issued to him for his consulting services while still an employee of Robert Stutman & Associates, Inc. ("RSA"), the operations of RSA now being conducted by the Robert Stutman & Associates Consulting Division of the Company;
(b) 105,500 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 shares issued to RSA for its services was divided among the RSA shareholders; and (c) 474,750 shares of the Common Stock issuable upon the exercise at $2.125 per share of a warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA when the Company acquired RSA on May 21, 1996;

	(2)	David L. Dorff, the President and a director of the
Company, holds Common Stock purchase warrants expiring June __, 2002 to purchase (a) 700,000 shares of the Common Stock issuable upon the exercise at $1.8125 per share; (b) 300,000 shares of the Common Stock issuable upon the exercise at $2.3125 per share; and
(c) 300,000 shares of the Common Stock issuable upon the exercise at $2.8125 per share, all of which warrants being issued pursuant to Mr. Dorff's terms of employment.

	(3)	Linda H. Masterson, a director of the Company and the
President of U.S. Drug, holds Common Stock purchase warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a warrant expiring November 15, 1998 issued to her as a director of the Company and (b) 600,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a warrant, the last installment of which expires May
12, 2003, issued pursuant to Ms. Masterson's terms of employment;

	(4)	Alan I. Goldman, John C. Lawn and Peter M. Mark, each a
director of the Company, each hold Common Stock purchase warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a warrant expiring November
15, 1998 and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.8125 per share of a warrant expiring November
15, 1999, both issued to the holder as a director of the Company who is not employed by the Company or any subsidiary thereof;

<PAGE 11>

	(5)	Michael S. McCord, a director of the Company, holds
Common Stock purchase warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a warrant expiring November 15, 1998 issued to Mr. McCord as a consultant to the Board of Directors of the Company and (b) 10,000 shares of the Company Common Stock issuable upon the exercise at $1.8125 per share of a warrant expiring November 15, 1999 issued to him as a director of the Company who is not employed by the Company or any subsidiary thereof;

	(6)	Lee S. Rosen, a director of the Company, holds Common
Stock purchase warrants to purchase (a) 10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a warrant expiring November 15, 1998 issued to Mr. Rosen as a director of the Company who is not employed by the Company or any subsidiary thereof; (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.8125 per share of a warrant expiring
November 15, 1999 issued to Mr. Rosen as a director of the Company who is not employed by the Company or any subsidiary thereof; (c) 200,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a warrant expiring November 15, 1998; (d) 150,000 shares of the Common Stock issuable upon the exercise at $3.00 per share of a warrant expiring November 15, 2000; (e)
150,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring November 15, 2000; (f)
300,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a warrant expiring April 17, 1999; (g) 200,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 2, 1999; and (h) 250,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 17, 1999 acquired from his father who was a purchaser in the private placement hereinafter mentioned; the warrants described in (c), (d) and (e) were issued to Mr. Rosen as consideration for his services, not as a director of the Company, including those related to the private placement consummated in February 1996, and 50,000 of the shares subject to each of the warrants described in (d) and (e) may be forfeited if none of the Common Stock purchase warrants issued to the purchasers in such private placement are exercised and may be reduced in the number of shares which may be exercised pro rata to the exercise of the private placement warrants;

	(7)	Robert Muccini, the Vice President, Finance, the
Treasurer, the Chief Financial Officer and the Chief Accounting Officer of the Company, holds a Common Stock purchase warrant, the last installment of which expires December 15, 2003, to purchase 40,000 shares of the Common Stock at $2.125 per share; and

	(8)	Brian Stutman, the Vice President, Sales and Marketing
of the Company, holds Common Stock purchase warrants to purchase
(a) 59,876 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 issued to RSA for its services was divided among the RSA shareholders; (b) 317,250 shares of the Common Stock issuable upon the exercise at $2.125 per share of a warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA;
and (c) 15,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a warrant, the last installment of which expires June 23, 2004.

<PAGE 11>

	Robert M. Stutman, Lee S. Rosen and Brian Stutman were required by the purchaser of the Convertible Debentures and shares of the Class B Preferred Stock (see the section "General" under the caption "Proposal One: Approval of the Increase in the Number of Authorized Shares of the Common Stock") to agree not to exercise any of the above warrants until the proposed Amendment to the Certificate of Incorporation authorizing the increase in authorized shares of the Common Stock is filed. The Company agreed not to reserve such shares during the same period.


                        FINANCINGS

	On November 8, 1996, the Company entered into a Convertible Loan and Warrant Agreement (the "Loan Agreement") with Steven A. Cohen and S.A.C. Capital Associates, LLC, an Anguilla limited liability company (collectively the "Lenders"), pursuant to which the Company borrowed $5,000,000 from the Lenders (the "Loan"). Based on the Schedule 13D filed by the Lenders (the "Cohen Schedule 13D"), the Lenders owned beneficially an aggregate of 2,246,200 shares of the Common Stock prior thereto. For information as to their joint beneficial ownership as of June 30, 1997, see Note 2 to the table under "Security Ownership of Certain Beneficial Holders and Management." The Loan is evidenced by promissory notes (the "Convertible Notes") which are due and payable on November 8, 1999 and bear interest at the rate of seven percent per annum, payable quarterly. The Convertible Notes may not be prepaid without the consent of the Lenders and may not be assigned or negotiated without the consent of the Company. The Convertible Notes were initially convertible into shares of the Common Stock at any time after July 1, 1997 at a conversion price (the "Conversion Price") of $2.00 per share.
The Conversion Price is subject to a downward adjustment (the "Market Price Adjustment") during the period from May 1, 1997 through May 1, 1998 based on the average market price for shares of the Common Stock over the preceding 65 trading days excluding the date that either Lender sold shares of the Common Stock in an Open Market Transaction (as defined in the Loan Agreement) and the trading days that are within 21 days of such date, provided that the Conversion Price will not be reduced below $1.375 as a result of this adjustment.

	In addition, the Conversion Price is subject to reduction pursuant to certain anti-dilution provisions, if the Company sells shares of the Common Stock at less than the Conversion Price or issues options or convertible securities which can be exercised or converted at a price less than the Conversion Price. As a result of these provisions, the Conversion Price became $1.25 per share and the Convertible Notes are convertible into an aggregate of 4,000,000 shares of the Common Stock because of the transaction described in the third succeeding paragraph.

	Under the Loan Agreement, as long as any portion of the Convertible Notes are outstanding and thereafter as long as certain conditions are met, the Lenders may designate one person to be nominated by the Company for election to the Company's Board of Directors or may exercise observer rights at meetings of the Board of Directors. The Agreement also imposes certain negative and affirmative covenants on the Company as long as any balance remains outstanding under the Convertible Notes. These covenants, among other matters, restrict the Company's ability to engage in acquisitions (other than the proposed acquisitions of U.S. Drug and

<PAGE 13>

Good Ideas) of companies that are not engaged exclusively in, or engaged in a business directly related to, the business of substance abuse testing, to pay dividends, to incur indebtedness (as defined in the Loan Agreement) senior to the Convertible Notes, to engage in certain related party transactions, to assign the rights in certain intellectual property, to terminate the employment of the Company's chief executive officer, to incur other indebtedness (as defined in the Loan Agreement) in excess of $1,000,000 to sell or otherwise dispose of any subsidiary or division of the Company (with the exception of Good Ideas), to engage in other transactions with a value in excess of $1,000,000, and to amend the Company's Certificate of Incorporation or By-Laws or enter into any agreement that would adversely affect the rights and priorities of the Lenders. Assuming that the anti-dilution provisions described above are not applicable, the Lenders also have the right to purchase additional shares of the Common Stock in capital raising transactions through any public or private sale of shares of the Common Stock effected by the Company and to acquire additional shares under certain other circumstances.

	In addition, pursuant to the Loan Agreement, the Lenders purchased for $1,000 Common Stock purchase warrants expiring June 30, 2000 (the "June 30 Warrants") to purchase an aggregate of 2,500,000 shares of the Common Stock at an initial exercise price of $2.00 per share. The June 30 Warrants were not exercisable before July 1, 1997 and thereafter are exercisable only to the extent that, when added together with any other shares beneficially owned by the Lenders, would not result in the Lenders being deemed to be greater than ten percent stockholders subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As indicated in Notes (3) and (4) to the table under "Security Ownership of Certain Beneficial Holders and Management," neither of the June 30 Warrants was currently exercisable as of the Record Date because of the then aggregate beneficial ownership of the Lenders of shares of the Common Stock. The number of shares of the Common Stock which may be purchased pursuant to the June 30 Warrants is subject to a downward adjustment, but not less than 2,000,000 shares, in the event that the Conversion Price of the Notes is reduced because of the Market Price Adjustment, such that the number of shares purchasable pursuant to the June 30 Warrants will be reduced at a rate of one share for each 2,2727 additional shares of the Common Stock which may be obtained upon conversion of the Convertible Notes as a result of any Market Price Adjustment. In addition, the exercise price is subject to reduction and the number of shares that may be purchased under the June 30 Warrants is subject to increase pursuant to certain anti-dilution provisions if the Company sells shares at less than the exercise price. As a result of these provisions, the exercise price of the June 30 Warrants has been reduced to $1.25 per share and the holders may receive upon exercise an aggregate of 4,000,000 shares of the Common Stock.
The June 30 Warrants are transferable subject to compliance with the Securities Act.

	On May 8, 1997, the Company sold to Southbrook International Investments, Ltd, a corporation incorporated under the laws of the British Virgin Islands ("Southbrook"), for $1,000,000, the Convertible Debentures in the principal amount of $750,000 and 62,500 shares of the Class B Preferred Stock. Southbrook has agreed to purchase for $500,000 an additional 125,000 shares of the Class B Preferred Stock when the Amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of the Common Stock is filed. Interest on the Convertible Debentures at the rate of 14% per year is payable when the Convertible

<PAGE 14>

Debenture is converted or at its maturity date (i.e., May 8, 1999). The conversion price of the Convertible Debentures is the lesser of $1.25 or 85% of the average Per Share Market Value (as hereinafter defined) for the five trading days preceding the conversion. Per Share Market Value means on a particular day the closing bid price per share of the Common Stock on such date on the American Stock Exchange (or such other exchange or quotation system on which the Common Stock is then listed) or, if there is no price on such date, the closing bid price on the date nearest preceding such date. The shares of the Class B Preferred Stock are exchangeable for shares of the Common Stock on the basis of an exchange price equal to the lesser of the average Per Share Market Value for the five trading dates preceding the date of issuance or 85% of the average Per Share Market Value for the five trading days preceding the date of exchange. Both the conversion price of the Convertible Debentures and the exchange price for the Class B Preferred Stock are subject to reduction, pursuant to certain anti-dilution provisions, if the Company sells shares of the Common Stock for less than either of those two prices, or issues options or convertible securities which can be exercised at a price less than either of those two prices. The Company is required initially to reserve an aggregate of 2,229,501 shares of the Common Stock for issuance upon conversion of the Convertible Debentures or exchange of the Class B Preferred Stock. The Convertible Notes are senior to the Convertible Debentures and the Class A Preferred Stock is senior to the Class B Preferred Stock.

	As indicated under "Approval of the Increase in the Number of Authorized Shares of Common Stock-General," the Company anticipates additional shares of the Common Stock will be issued in other financings, whether directly or upon the conversion, exchange or exercise of other securities sold in said financings. The Company's management anticipates a negative cash flow from operations, even without giving effect to the operations of U.S. Drug, during a major part, if not all, of fiscal 1998. Depending on the customer's requirements, it takes three to six months after a customer signs an agreement with the Employer Services Division of the Company for the Division to implement procedures at the customer's site or sites so that fees can be charged for the Division's services. Accordingly, there is a delay in the Company receiving revenues from the Employer Services Division, which is currently the main focus of the Company's operations together with the related Robert Stutman & Associates Consulting Division (the "RSA Division") which designs policies and programs on substance abuse. On July 17, 1997, the Company's Board approved the closure of the Alcohol Products and Biochemical Toxicology Laboratories ("BioTox") Divisions and authorized a drastically reduced budget for U.S. Drug, both actions being taken in an effort to reduce the cash drain on the Company. As a result of all of these actions, as well as the contemplated acquisitions, management expects the Company to have a positive cash flow from operations by the fourth quarter of fiscal 1998 on an ongoing basis; however, financing will be required to attain this goal. There can be no assurance that the Company will achieve the positive cash flow from operations when expected, if at all, the required financing or the contemplated acquisitions. The Company has been seeking interim or bridge financing of up to $5,000,000, speaking to a fund about a possible $10,000,000 investment and working with its two investment bankers on long-term financing. There can be no assurance that any of these financings will be consummated. Any such financing, depending on its terms, could require the consent of the Lenders pursuant to the Convertible Notes, as to which consent, if required, there can be no assurance. Because many of the contemplated acquisitions of TPA companies by the Employer

<PAGE 15>

Service Division of the Company will require the use of cash, failure to consummate these financings will severely impact this potential growth for this Division. As also indicated under "Approval of the Increase in the Number of Authorized Shares of Common Stock-General," the Company's management prefers that U.S. Drug will be able to raise the necessary funds for its product development program without the use of the Company's securities, but the latter always remains as a possibility rather than letting the project fail for lack of funding.


                       ACQUISITION OF THE MINORITY
                STOCK INTERESTS IN U.S. DRUG TESTING, INC.

	The Company will seek to acquire the minority stock interests in U.S. Drug by an offer of shares of the Common Stock to the U.S. Drug Minority Stockholders as consideration for their consent to a merger (the U.S. Drug Merger") of U.S. Drug with and into U.S. Drug Acquisition Corp. ("U.S. Drug Acquisition"), a Delaware corporation and wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger dated as of February 17, 1997 (the "U.S. Drug Merger Agreement") among the Company, U.S. Drug and U.S. Drug Acquisition. Such consent will be sought from the holders of the Minority U.S. Drug Common Stock pursuant to Section 228 of the General Corporation Law of the State of Delaware (the "GCL") in lieu of holding a meeting of stockholders of U.S. Drug.

	The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4, File No. 333-4790 (the "U.S. Drug Registration Statement"), under the Securities Act with respect to seeking the consents of the U.S. Drug Minority Stockholders and with respect to the shares of the Common Stock to be issued upon consummation of the U.S. Drug Merger and thereafter upon the exercise of the U.S. Drug Merger Warrants. The U.S. Drug Registration Statement has not been declared effective under the Securities Act and, accordingly, the Company's offer to the U.S. Drug Minority Stockholders has not commenced as yet.

	U.S. Drug, which is 75.4% owned by the Company and whose U.S. Drug Common Stock until May 13, 1997 traded on the Pacific Exchange (see "Information with Respect to the Company, U.S. Drug and Good Ideas-U.S. Drug Exchange Listing"), is developing proprietary systems that will test for drug use under a sublicense from the Company to use technology licensed to the Company by the United States Navy. As a result of additional investments by the Company in U.S. Drug since May 1, 1997, the Company's ownership percentage is expected to grow in U.S. Drug to exceed 80% prior to the latter's financing efforts and the U.S. Drug Merger.

	U.S. Drug maintains its principal executive offices at 10410 Trademark Street, Rancho Cucamonga, CA 91730 and its telephone number is (909) 466-8378.

	U. S. Drug Acquisition was incorporated on December 18, 1995 under the laws of Delaware as a wholly-owned subsidiary of the Company for the sole purpose of acquiring U.S. Drug and will engage in no business operations until after consummation of the U.S. Drug Merger.

<PAGE 16>

U. S. Drug Acquisition maintains its principal executive offices at 4517 NW 31st Avenue, Ft. Lauderdale, Florida 33309 and its telephone number is (954) 739-9600.

Summary of the Material Terms of the U.S. Drug Merger Agreement

	(a)  Conversion of Shares

	Pursuant to the U.S. Drug Merger Agreement, on the U.S. Drug Effective Date (as hereinafter defined), U.S. Drug Acquisition will be merged with and into U.S. Drug Acquisition; each outstanding share of the Minority U.S. Drug Common Stock will be converted into 1.62 shares of the Common Stock and .64 of a right to receive a proportionate share of the Special Payment (as hereinafter defined); and each outstanding share of the U.S. Drug Common Stock owned by the Company will be canceled. An aggregate of 2,789,478 shares of the Common Stock will be issued to the U.S. Drug Minority Stockholders, subject to adjustment for fractional shares. Assuming that the Good Ideas Merger is not consummated and there are no exercises of outstanding Common
Stock purchase warrants or any conversions of the Convertible
Notes, the Convertible Debentures or the Preferred Stock between the date of this Proxy Statement and the effective date of the U.S. Drug Merger, the Company's existing stockholders will own
92.8% of the outstanding shares of the Common Stock and the U.S. Drug Minority Stockholders will own 7.2%. If the Good Ideas
Merger is also consummated, the U.S. Drug Minority Stockholders will own 7.1% of the outstanding shares of the Common Stock. The shares of the Common Stock to be exchanged for each share of the Minority U.S. Drug Common Stock was determined on the basis of an assumed value of $1.625 for each share of the Common Stock with the intent that the U.S. Drug Minority Stockholders would receive shares of the Common Stock having a value of $2.625 for each share of the Minority U.S. Drug Common Stock.

	On the U.S. Drug Effective Date, the U.S. Drug Warrants to purchase an aggregate of 150,000 shares of the U.S. Drug Common Stock will be converted into the U.S. Drug Merger Warrants to purchase 243,000 shares of the Common Stock at $4.63 per share.

	No fractional shares of the Common Stock will be issued. Holders of the Minority U.S. Drug Common Stock entitled to receive fractional shares of the Common Stock upon the consummation of the U.S. Drug Merger will receive a cash payment in lieu thereof calculated on the basis of the closing sales price for a share of the Common Stock on the U.S. Drug Effective Date (as defined in subsection (c) below) or on the first day thereafter as such price is available.

<PAGE 17>

	(b)  Effective Date

	The U.S. Drug Merger will become effective on the date and at the time of the filing of a copy of the Certificate of Merger with the Secretary of State of Delaware (the "U.S. Drug
Effective Date"). This filing will occur as soon as practicable following the receipt of consents from the holders of more than 50% of the outstanding shares of the Minority U.S. Drug Common Stock and a consent from the Company, and the satisfaction of other conditions.

	(c)  Special Payment

	The Company has agreed in the U.S. Drug Merger Agreement that, if a definitive agreement (the "Development and Marketing Agreement") with a development and/or marketing partner is executed and, if such a partner makes a cash payment or payments upon the execution of the Development and Marketing Agreement (the "Special Payment") to U.S. Drug Acquisition or the
Company, then the Company will calculate the percentage (to the nearest tenth) (the "Special Payment Percentage") that the outstanding shares of the Minority U.S. Drug Common Stock on the U.S. Drug Effective Date constitute of the outstanding shares of the U.S. Drug Common Stock on the U.S. Drug Effective Date, multiply the Special Payment Percentage by the amount of the Special Payment (the "Minority Stockholders' Special Payment Interest") and (1) if the Development and Marketing Agreement is entered into on or prior to September 30, 1997, the Company will pay to each of the former U.S. Drug Minority Stockholders as of the U.S. Drug Effective Date his, her or its pro rata share of one-third of the Minority Stockholders' Special Payment Interest;
(2) if the Development and Marketing Agreement is entered into during the period from October 1, 1997 to March 31, 1998, the Company will pay to each of the former U.S. Drug Minority Stockholders as of the U.S. Drug Effective Date his, her or its pro rata share of one-sixth of the Minority Stockholders' Special Payment Interest; and (3) if the Development and Marketing Agreement is entered into on or after April 1, 1998, the former U.S. Drug Minority Stockholders will receive none of the Special Payment. In determining the amount of the Special Payment, there will be deducted from the proceeds received from the development and/or marketing partner one-third of the amount which the Company loaned to, or invested in, U.S. Drug to complete the development project in order to compensate the Company for being the sole financing source for U.S. Drug.

	If a cash payment is received from the partner after execution, but on or prior to March 31, 1998, then the Company will treat any such payments as if received on the execution of the Development and Marketing Agreement (i.e., to be an installment of the Special Payment). As discussed in the last paragraph of this subsection, any such payments would reduce the revenues of the Company. Loans made by the development partner will not be deemed to be part of the Special Payment, as would equity infusions for which the development partner receives shares of the Common Stock or some other security from the Company, U.S. Drug or U.S. Drug Acquisition. In determining the amount of the Special Payment, any finder's fee or other costs will be deducted so that the Special Payment represents a percentage of the net proceeds to the Company or U.S. Drug Acquisition.

<PAGE 18>

	The following are examples of how the formula would work in each period: Assuming that there is no change from the shares currently outstanding, the 1,721,900 shares of the Minority U.S. Drug Common Stock constitute approximately 24.6% (i.e., the
Special Payment Percentage) of the 6,990,103 shares of the U.S. Drug Common Stock and assuming that net proceeds (without giving effect to the Company's loans or investments) of $10,000,000 are received by U.S. Drug Acquisition from the development partner, then (1) if the Development and Marketing Agreement is entered into during the period April 1 to September 30, 1997, the U.S.
Drug Minority Stockholders would receive an aggregate of approximately one-third of 24.6% of $10,000,000 or an aggregate of approximately $820,000 (i.e., 8.2% of $10,000,000 or $.48 per
share); (2) if the Development and Marketing Agreement is entered into during the period October 1, 1997 to March 31, 1998, the U.S. Drug Minority Stockholders would receive an aggregate of approximately one-sixth of 24.6% of $10,000,000 or an aggregate of approximately $410,000 (i.e., 4.1% of $10,000,000 or $.24 per
share); and (3) if the Development and Marketing Agreement is entered into thereafter, U.S. Drug Acquisition will retain the entire $10,000,000. If, at the time the net proceeds are received by U.S. Drug Acquisition from the partner, the Company has loaned to, or invested in, U.S. Drug $6,000,000, then the Special Payment in the foregoing example would become $8,000,000 instead of $10,000,000. As of this date, U.S. Drug has executed no Development and Marketing Agreement and no negotiations are currently pending to secure such an Agreement.

	The right to share in the Special Payment is not transferable. A transferee of the shares of the Common Stock received as a result of the U.S. Drug Merger is not eligible to receive a proportionate share of the Special Payment and the Company will make such payments only to the U.S. Drug Minority Stockholders as reflected on the stock books of U.S. Drug on the U.S. Drug Effective Date or, in the event of the death of the U.S. Drug Minority Stockholder, his or her heirs or legal representatives, in the case of the dissolution of a partnership, to its partners or, in the case of a corporation, to its successor by merger or other operation of law. Further, the right to share in the Special Payment cannot be pledged.

	In providing for the Special Payment on February 26, 1996, the Company's Board sought to respond to comments of certain U.S. Drug Minority Stockholders that the U.S. Drug Merger would deprive them of the benefits of what they anticipated could be a large initial payment from a development partner. However, the Company's Board believed that both the amount and timing should be limited because (1) even if the U.S. Drug Merger were not consummated and the Special Payment were received, the U.S. Drug Board would not be authorizing a cash dividend to the U.S. Drug stockholders of the Special Payment, but would use the Special Payment instead for operations, and (2) because the Company's post-U.S. Drug Merger level of investment in U.S. Drug
Acquisition would probably increase, with the passing of each month following the U.S. Drug Effective Date, the Company's stockholders would increasingly anticipate that any distributions attributable to U.S. Drug Acquisition's operations should benefit all of the Company's stockholders, not just the former U.S. Drug Minority Stockholders, many of whom may have sold their shares of the Common Stock at the time of the Special Payment. The Company's Board took note of the fact that, if there were no U.S. Drug Merger, the public announcement of the addition of a development partner for U.S. Drug would possibly give rise to

<PAGE 19>

an increase in the market price of the U.S. Drug Common Stock, so that a U.S. Drug Minority Stockholder might benefit by a sale of his, her or its shares of the Minority U.S. Drug Common Stock at such higher price. However, the Company's Board concluded on February 26, 1996 that it was too speculative to make its decision on the basis of speculation as to what might be the future market value of the U.S. Drug Common Stock in view of the possibilities that no drug test product may be developed, that no development partner may be obtained during the next year, that, even if such a partner was obtained, it may not make a significant advance payment and that competitors may introduce a saliva based drug testing product in the interim period.

	The latest estimates prior to the July 17th reduction in U.S. Drug's operating budget, both external (by an unaffiliated consulting form) and internal (by U.S. Drug's management), which the Company's management has are that, to complete the development of a saliva based drug testing product, will require incremental costs ranging from $15,000,000 (internal estimate) to $18,400,000 (external estimate) and that the product is not expected to be launched until some date in the first quarter of 1999 (internal estimate) or August 1999 (external estimate).
This contrasts with the Company's previous and publicly announced incremental costs (from April 1, 1997) of $10,000,000 to $12,000,000 and a launch date of December 1998. The consulting firm's report in June 1997 confirmed U.S. Drug's management's opinion that the product was developable and had market potential, especially with an added feature of the device also testing for alcohol. U.S. Drug's management believes that the interim slow-down caused by the necessity to conserve cash until financing may be obtained may ultimately delay the product launch date and increase the costs, but no realistic estimate can currently be made as to the effects until the length of period of the slow-down is ascertained.

	The Company's management until now believed that the best "partner" for U.S. Drug was the Company, not only because it owned 67.0% (now 75.4%), but because of its related synergistic operations which also would allow the Company to operate while the development program proceeded and because the Company appeared to be the best source for funding. The increase in estimated costs and the further delay in the probable launch date required the Company's management May and in June 1997 to re-evaluate the methods of financing and request the U.S. Drug management to seek financing in which the Company's securities are not offered. The further delays in obtaining financing required the Company's Board of Directors in July 1997 to reduce the advances to U.S. Drug and the U.S. Drug management to accelerate efforts to obtain financing. A probable source of such funding for a development stage company such as U.S. Drug is investments by venture capital investors which would result in a substantial dilution of the Company's ownership percentage in U.S. Drug and, if the U.S. Drug Merger is not consummated, that of the U.S. Drug Minority Stockholders' interests. In addition, the Company's management believes that a venture capital investor would prefer to invest in a privately-owned company with an initial public offering as the investor's exit strategy. Consummation of the U.S. Drug Merger would facilitate that possibility.

	U.S. Drug's management has also been requested to explore the possibility of obtaining a strategic partner for U.S. Drug other than the Company. Current Company and U.S. Drug management have been of the opinion that obtaining one of the major pharmaceutical or medical

<PAGE 20>

companies to assist in the product development at this stage of development risked giving confidential data to potential competitors that would not be fully protected by confidentiality agreements and also could result in marketing rights demands that would later reduce the revenues to the Company assuming successful consummation of the development program. Current management also believed that a potential marketing partner could not be obtained on acceptable terms until there was a working prototype for the instrument and the disposables and certain preliminary clinical data is obtained. Current management does not believe that the prototype will be produced until April 1998 at the earliest (assuming the R&D operation is proceeding at full speed) and that, at that stage of development, the greater part of the estimated development and manufacturing build-out expenses would already have been incurred, making it less beneficial to obtain a development partner at that time. Despite these reservations continuing, management believes that the consultant's report may resolve the concerns of these major companies as to there being no prototype currently available and that U.S. Drug may have to assume the risks of disclosing confidential data in order to facilitate the securing of adequate financing. U.S. Drug's management will pursue this potential avenue of funding, but does not currently rate U.S. Drug's chances of succeeding as high as those with venture capital investors or some other equity investor. There can be no assurance that U.S. Drug will be successful in securing financing, whether through a venture capital investor or otherwise, in which event a decision would have to be made as to whether the Company would seek the additional funds through sales of its own securities or U.S. Drug will have to suspend its development program until funds became available, as to which there can be no assurance. The Company's new investment bankers, L.H. Friend, Weinress, Frankson &
Presson, Inc. and Sutro & Co., Inc., have advised the Company's management that it would be difficult to finance both the proposed acquisition for the Employer Service Division and the research and development program of U.S. Drug.

	To facilitate the possibility of U.S. Drug obtaining financing, the Company's Board had requested in May 1997 that U.S. Drug study the feasibility of terminating certain of the interlocking relationships between the Company and U.S. Drug and consider such actions as (1) U.S. Drug building up a separate management team (Linda H. Masterson resigned as the President of the Company to become the Chief Executive Officer of U.S. Drug (she was already its President)) and (2) seeking independent directors. As a result of the decision in July 1997 to focus the Company's management's attention on the operations of the Employer Services and RSA Divisions, the first action has been implemented in U.S. Drug. There can be no assurance that the objective of an independent Board will be achieved or, if achieved, that these actions will facilitate financing for U.S. Drug.

	(d)  Conditions to the Merger

	The obligations of the Company, U.S. Drug and U.S. Drug Acquisition under the U.S. Drug Merger Agreement are subject to the satisfaction of certain conditions, including, without limitation, (1) receipt of all consents from all governmental agencies and third parties which are required to effect the U.S. Drug Merger, including, without limitation, (a) that the U.S. Drug Registration Statement has been declared effective by the Commission, (b) that no stop order

<PAGE 21>

shall have been issued or proceedings for such purpose shall have been instituted and (c) that the issuance of the Common Stock shall have all requisite authorizations under state securities or "blue sky" laws for issuance; (2) that the holders of more than 50% of the outstanding shares of the Minority U.S. Drug Common Stock consent to the adoption of the U.S. Drug Merger Agreement; and (3) the obtaining of an independent opinion as to the fairness of the U.S. Drug Merger to the U.S. Drug Minority Stockholders from a financial point of view.

	Whale Securities Co., L.P. ("Whale Securities"), an investment banking firm specializing in the small cap market, has been engaged to deliver the fairness opinion referred to in the preceding paragraph, has delivered an opinion to the U.S. Drug Board in draft form that, considered as a whole, the U.S. Drug exchange ratio is fair to the U.S. Drug Minority Stockholders from a financial point of view and will finalize such opinion when the U.S. Drug Registration Statement is declared effective under the Securities Act. Whale Securities has also been engaged to deliver a fairness opinion with respect to the Good Ideas Merger.

	(e)  Amendment and Termination Rights

	The U.S. Drug Merger Agreement may be amended in writing by the Boards of Directors of the parties thereto at any time before or after its adoption by the U.S. Drug Minority Stockholders, provided that after such adoption no amendment may be made which changes either the amount or the form of the consideration to be received by the holders of the Minority U.S. Drug Common Stock without further approval by the U.S. Drug Minority Stockholders.

	The U.S. Drug Merger Agreement may be terminated and the U.S. Drug Merger abandoned, whether before or after approval by the U.S. Drug Minority Stockholders, at any time prior to the U.S. Drug Effective Date (1) by mutual written consent of the Boards of Directors of the Company and U.S. Drug, (2) by either the Company or U.S. Drug if their respective Board of Directors, based on the opinion of its outside counsel, determines that making a recommendation to the U.S. Drug Minority Stockholders to adopt the U.S. Drug Merger Agreement could reasonably be deemed to cause the members of such Board of Directors to breach their fiduciary duties under applicable law to their respective stockholders or (3) by either the Company or U.S. Drug if there is any statute, rule or regulation which makes consummation of the U.S. Drug Merger illegal or otherwise prohibited or any order, decree, injunction or judgment enjoining U.S. Drug Acquisition, the Company or U.S. Drug from consummating the U.S. Drug Merger, and such order, decree, injunction or judgment has become final and non-appealable. The obligations automatically terminate if the U.S. Drug Merger has not been consummated by December 31, 1997.

Reasons for the U.S. Drug Merger

	The reasons the Board of Directors of the Company had for proposing in February 1996 to take U.S. Drug private are set forth below. The Company's Board structured the transaction

<PAGE 22>

as a merger because it believed that a merger was a faster and less expensive method than was a tender offer to achieve its then primary objective of having a drug testing product in the Company. The Board believed that not only could such a product produce revenues through direct sales to users for the purpose of their performing drug testing, but also that the Company's
Employer Service Division could, by using the Company's own product, reduce its costs by eliminating the Division's dependence on third party laboratories to furnish the drug testing as part of the Division's employment services, which dependence created the risk that the laboratories would increase their charges to the Division, thereby reducing its profit margins. The Company's recent agreement with NMRO (see the section "General" under the caption "Proposal One: Approval of the Increase in the Number of Authorized Shares of the Common Stock") provides for NMRO to provide on an exclusive basis medical review officer ("MRO") services such as receipt of all drug test results, processing, medical review and reporting of drug test results to the Company so that the Division's former dependence on the laboratories may be eliminated. The Board concluded that such a product could be developed at an estimated cost (as of April 1, 1997) of approximately $12,000,000, which would probably require the Company to provide the necessary financing directly and that revenues therefrom, assuming the product development program was successful, as to which there could be no assurance, would not be derived until the first quarter of 1999 at the earliest. See the section "Summary of the Material Terms of the U.S. Drug Merger Agreement-Special Payment" under this caption "Acquisition of the Minority Stock Interests in U.S. Drug Testing, Inc." for information as to the increased estimated costs and the estimated additional delay in launching the product. The Board believed that, as a result of the U.S. Drug Merger, the Company would be a public company having only synergistic operations (assuming, as hereinafter indicated, Good Ideas is sold or liquidated), having one set of stockholders who could benefit from such operations as a group, not just individual aspects thereof, and having the best chance of survival in a highly competitive industry. Moreover, the Company selected a consent solicitation over a proxy solicitation in order to save the time and expense of holding a meeting. The reasons for the approval by the Company's Board of Directors were as follows:

	(a)	The U.S. Drug Merger would eliminate for the Company's
Board of Directors certain conflicts of interest that could affect future operations, primarily where the Company's funds should be invested - in U.S. Drug which it then owned 67.0% thereof (now 75.4%) or in its other operations which it owns
100%.

	(b)	Eliminating the Company's two public subsidiaries could
lead to additional cost savings, estimated at $50,000 to $75,000 per year;

	(c)	A one-product company, assuming the drug testing
product is developed, as to which there can be no assurance, has less of a chance in what is considered to be a highly-competitive industry;

<PAGE 23>

	(d)	The Company, because of its other revenue sources, has
a greater opportunity than U.S. Drug, which was not expected to have revenues until the first quarter of 1999 at the earliest, at obtaining financing to complete the development program;

	(e)	The Company, because of the potential exercises of
outstanding Common Stock purchase warrants, had an alternative method of financing that would avoid creating new dilution of stockholders;

	(f)	The Company and U.S. Drug might compete for financing
if the operations were kept separate;

	(g)	U.S. Drug would default if it did not obtain financing,
whether from the Company or otherwise, and the licensing rights to the drug testing technology would revert to the Company;

	(h)	The Common Stock would have greater investment value to
the U.S. Drug Minority Stockholders than the U.S. Drug Common
Stock;

	(i)	U.S. Drug's liquidation value was not deemed
significant because its main asset (i.e., the U.S. Navy technology) would revert to the Company on liquidation;

	(j)	U.S. Drug's "going concern value" was considered to
be speculative because of the requirement for an infusion of approximately $12,000,000 (as of April 1, 1997), the lack of certainty that the products will be available on a timely basis and, when available, the possibility that other companies may have developed a competing saliva based drug testing product in the interim period; and

	(k)	U.S. Drug was not likely to attract a purchaser in view
of the Company's then ownership of 67.0% (now 75.4%) of U.S. Drug and the then stage of product development.

	The U.S. Drug Board considered all but the first two reasons above in approving the U.S. Drug Merger, adding to the third reason that, from the prospective of a U.S. Drug Minority Stockholder, it may be better to be a stockholder in a company with five synergistic operations, four of which were already producing revenues. The U.S. Drug Board also considered as reasons that the U.S. Drug Common Stock may be delisted and that obtaining a major company to finance the U.S. Drug operations did not appear to be a realistic approach.

	During the 15-month period which elapsed between the initial authorization by the Company's Board of Directors certain developments which occurred required both Boards to make a review of the prior reasons for favoring the U.S. Drug Merger. The significant increase in estimated costs to complete the development program, as well as the estimated further delay in launching the product to market, made both Boards reconsider the feasibility of U.S. Drug

<PAGE 24>

obtaining financing without the use of the Company's securities. Accordingly, to the extent U.S. Drug proceeds on its own to seek financing, the conflict described in reason (a) does not arise. On the other hand, because both Boards deem an investment by a venture capital investor to be the most likely source of financing for U.S. Drug, which type of investment is, in their opinion, more likely to be made by such type of investor in a private company where the venture capital investor has an exit strategy of an initial public offering, but also eliminates the potential conflict referred to in reason (f). In addition, the availability of revenues as described in reason (d) is not generally the basis for a venture capital investor making the investment. See also the section "Summary of the Material Terms of the U.S. Drug Merger Agreement-Special
Payment" under this caption "Acquisition of the Minority Stock Interests in U.S. Drug Testing, Inc." for information as to why both Boards believe now another effort must be made to secure a major company to finance the U.S. Drug operations, although neither is optimistic as to U.S. Drug's chances.

Conflict of Interest

	All three of the U.S. Drug directors are directors of the Company. As a result of the interlocking historical relationships among the directors of U.S. Drug with the Company, the U.S. Drug Board of Directors has never been independent of the Company and all of the directors have owned fiduciary duties to both the Company and U.S. Drug, creating a conflict of interest, which has existed since the Company incorporated U.S. Drug in October 1992. However, specifically with respect to the U.S. Drug Merger, the U.S. Drug Board approved certain safeguards in an effort to assure fairness to the U.S. Drug Minority Stockholders. First, the Merger Agreement must be adopted by the holders of at least 50% of the outstanding shares of the Minority U.S. Drug Common Stock (excluding from such calculation the 78,400 shares in the aggregate held by current and former directors of U.S. Drug and the affiliates of one director), even though the consent of the Company alone is sufficient to adopt the U.S. Drug Merger Agreement in accordance with the GCL. Second, Rosenman & Colin LLP was engaged as independent counsel for U.S. Drug. Such independent counsel reviewed the U.S. Drug Registration Statement and the U.S. Drug Merger Agreement, advised the U.S. Drug Board as to the foregoing documents and as to their fiduciary duties and prepared an opinion as to certain tax consequences of the U.S. Drug Merger. Lastly, the Board of Directors of U.S. Drug will receive an opinion from Whale Securities as to the fairness of the U.S. Drug Merger to the U.S. Drug Minority Stockholders from a financial point of view as of the date of the opinion. The U.S. Drug Merger Agreement provides that the first and second protection for the U.S. Drug Minority Stockholders cannot be waived by any party.

Differences in Stockholders' Rights

	As a result of the U.S. Drug Merger, there will be no change in the statutory rights of the stockholders of the Company. The U.S. Drug Minority Stockholders will become holders of the Common Stock. Because both U.S. Drug and the Company are incorporated under the laws of

<PAGE 25>

Delaware, there will be no change in the statutory rights as stockholders of the U.S. Drug Minority Stockholders when they become stockholders of the Company.

	The U.S. Drug Minority Stockholders will be entitled to appraisal rights under the GCL if the U.S. Drug Merger is consummated and at that time the U.S. Drug Common Stock is not listed on the Pacific Exchange.

Accounting Treatment

	The U.S. Drug Merger will be accounted for as a "purchase" as such term is used under generally accepted accounting principles.

Federal Income Tax Consequences

	If the U.S. Drug Merger is consummated, there will be no federal income tax consequences to the Company, U.S. Drug Acquisition or the stockholders of the Company or of U.S. Drug until a stockholder thereafter seeks to sell his, her or its shares of the Common Stock. Additionally, U.S. Drug Minority Stockholders receiving cash in lieu of fractional shares may recognize income as to such cash payment and U.S. Drug Minority Stockholders realizing cash upon receipt of the Special Payment may recognize income in the amount of such payment or payments.

Regulatory Approvals

	As of the date hereof, the U.S. Drug Merger requires no approval by any federal or state governmental agency, except for compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and possibly with certain state "blue sky" or securities laws. Without limiting the foregoing, no compliance is necessary under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("Hart-Scott-Rodino"), and the rules and regulations thereunder.


              ACQUISITION OF THE MINORITY STOCK INTERESTS IN
                    GOOD IDEAS ENTERPRISES, INC.

	The Company will seek to acquire the minority stock interests in Good Ideas by an offer of shares of the Common Stock to the Good Ideas Minority Stockholders as consideration for their consent to a merger (the "Good Ideas Merger") of Good Ideas Acquisition Corp. ("Good Ideas Acquisition"), a Delaware corporation and a wholly-owned subsidiary of the Company, with and into Good Ideas pursuant to an Agreement and Plan of Merger dated as of February 17, 1997 (the "Good Ideas Merger Agreement") among the Company, Good Ideas and Good Ideas Acquisition. Such consent will be sought from the holders of the Minority Good Ideas Common Stock pursuant to Section 228 of the GCL in lieu of holding a meeting of stockholders of Good Ideas.

	The Company has filed with the Commission a Registration Statement on Form S-4, File No. 333-3734 (the "Good Ideas Registration Statement"), under the Securities Act with respect to the shares of the Common Stock to be issued upon consummation of the Good Ideas Merger and thereafter upon the exercise of the Good Ideas Merger Warrants. The Good Ideas Registration Statement has not been declared effective under the Securities Act and, accordingly, the Company's offer to the Good Ideas Minority Stockholders has not commenced as yet.

	Good Ideas, which is 60.8% owned by the Company and whose Good Ideas Common Stock trades in the over-the-counter market, designed, marketed and distributed a variety of traditional toy products for children of various ages. All operations of Good Ideas have been terminated and, since March 31, 1996, Good Ideas has been reported as a discontinued operation in the Company's consolidated financial statements. It is the current intention of the Company's Board that, whether or not the Good Ideas Merger is consummated, to sell or liquidate Good Ideas as soon after the results of the consent solicitation for the Good Ideas Merger are known. Good Ideas has an offer to sell its remaining inventory for $225,000 (less the $112,870 already paid by the prospective purchaser for inventory) which sale Good Ideas is attempting to
close.   Good Ideas maintains its principal executive offices at
4517 N.W. 31st Avenue, Fort Lauderdale, Florida 33309, and its telephone number is (954) 739-9600, the same as those of the Company.

	Good Ideas Acquisition was incorporated for the sole purpose of acquiring or being acquired by Good Ideas and, under the terms of the Good Ideas Merger Agreement, will engage in no business operations. Good Ideas Acquisition maintains its principal executive offices at 4517 N.W. 31st Avenue, Ft. Lauderdale,
Florida 33309, and its telephone number is (954) 739-9600, the same as Good Ideas and the Company.

Summary of the Material Terms of the Good Ideas Agreement

	(a) Conversion of Shares

	Pursuant to the Good Ideas Merger Agreement, on the Good Ideas Effective Date (as hereinafter defined), Good Ideas Acquisition will be merged with and into Good Ideas; each outstanding share of the Minority Good Ideas Common Stock will be converted into .36 share of the Common Stock; and each outstanding share of the Good Ideas Common Stock owned by the Company, except for 10 shares, will be canceled. The shares of Good Ideas Acquisition owned by the Company will be canceled upon the Good Ideas Merger becoming effective. An aggregate of 557,524 shares of the Common Stock will be issued to the Good Ideas Minority Stockholders, subject to adjustment for fractional shares. Assuming that the U.S. Drug Merger is not consummated and there are no exercises of outstanding Common Stock purchase warrants or any conversions of the Convertible Notes, the Convertible Debentures or the Preferred Stock between the date of this Proxy Statement and the effective date of the Good Ideas Merger, the Company's existing stockholders will own 98.5% of the outstanding shares of the Common Stock and the Good Ideas Minority Stockholders will own 1.5%. If the U.S. Drug Merger is also

<PAGE 27>

consummated, the Good Ideas Minority Stockholders will own
1.4% of the outstanding shares of the Common Stock. The shares of the Common Stock to be exchanged for each share of the Minority Good Ideas Common Stock was determined on the basis of an assumed value of $1.625 for each share of the Common Stock.

	The Good Ideas Warrants to purchase an aggregate of 120,000 shares of the Good Ideas Common Stock will be converted into the Good Ideas Merger Warrants to purchase 74,285 shares of the Common Stock at $12.115 per share.

	No fractional shares of the Common Stock will be issued. Holders of the Good Ideas Common Stock entitled to receive fractional shares of the Common Stock upon the consummation of the Good Ideas Merger will receive a cash payment in lieu thereof calculated on the basis of the closing sales price for a share of the Common Stock on the Good Ideas Effective Date (as defined below) or on the first day thereafter as such price is available.

	(b)  Effective Date

	The Good Ideas Merger will become effective on the date and at the time of the filing of a copy of the Certificate of Merger with the Secretary of State of Delaware (the "Good Ideas
Effective Date"). This filing will occur as soon as practicable following the receipt of consents from the holders of more than 50% of the outstanding shares of the Minority Good Ideas Common Stock and a consent from the Company, and the satisfaction of other conditions.

	(c)  Conditions to the Merger

	The obligations of the Company, Good Ideas and Good Ideas Acquisition under the Good Ideas Merger Agreement are subject to the satisfaction of certain conditions, including, without limitation, (1) receipt of all consents from all governmental agencies and third parties which are required to effect the Good Ideas Merger, including, without limitation, (a) that the Good Ideas Registration Statement has been declared effective by the Commission, (b) that no stop order shall have been issued or proceedings for such purpose shall have been instituted and (c) that the issuance of the Common Stock shall have all requisite authorizations under state securities or "blue sky" laws for issuance; (2) that the holders of more than 50% of the outstanding shares of the Minority Good Ideas Common Stock consent to the adoption of the Good Ideas Merger Agreement, and
(3) the obtaining of an independent opinion as to the fairness of the Good Ideas Merger to the Good Ideas Minority Stockholders from a financial point of view.

	Whale Securities, an investment banking firm specializing in the small cap market, has been engaged to deliver the fairness opinion referred to in the preceding paragraph, has delivered an opinion to the Good Ideas Board in draft form that, considered as a whole, the Good Ideas exchange ratio is fair to the Good Ideas Minority Stockholders from a financial point of view and will finalize such opinion when the Good Ideas Registration Statement is declared effective

<PAGE 28>

under the Securities Act. Whale Securities has also been engaged to deliver a fairness opinion with respect to the U.S. Drug Merger.

	(d)  Amendment and Termination Rights

	The Good Ideas Merger Agreement may be amended in writing by the Boards of Directors of the parties thereto at any time before or after its adoption by the Good Ideas Minority Stockholders, provided that after such adoption no amendment may be made which changes either the amount or the form of the consideration to be received by the holders of the Minority Good Ideas Common Stock without further approval by the Good Ideas Minority Stockholders.

	The Good Ideas Merger Agreement may be terminated and the Good Ideas Merger abandoned, whether before or after approval by the Good Ideas Minority Stockholders, at any time prior to the Good Ideas Effective Date (1) by mutual written consent of the Boards of Directors of the Company and Good Ideas, (2) by either the Company or Good Ideas if their respective Board of Directors, based on the opinion of its outside counsel, determines that making a recommendation to the Good Ideas Minority Stockholders to adopt the Good Ideas Merger Agreement could reasonably be deemed to cause the members of such Board of Directors to breach their fiduciary duties under applicable law to their respective stockholders or (3) by either the Company or Good Ideas if there is any statute, rule or regulation which makes consummation of the Good Ideas Merger illegal or otherwise prohibited or any order, decree, injunction or judgment enjoining Good Ideas Acquisition, the Company or Good Ideas from consummating the Good Ideas Merger, and such order, decree, injunction or judgment has become final and non-appealable. The obligations automatically terminate if the Good Ideas Merger has not been consummated by December 31, 1997.

Reasons for the Good Ideas Merger

	The reasons the Board of Directors of the Company had in February 1996 for taking Good Ideas private are set forth below. The Company's Board structured the transaction as a merger because it believed that a merger was faster and less expensive method than was a tender offer to achieve its primary objective of selling or liquidating Good Ideas in a manner which would result in the greatest return to the Good Ideas Minority Stockholders. Moreover, the Company selected a consent solicitation over a proxy solicitation in order to save the time and expense of holding a meeting. The Board of Directors of Good Ideas' reasons for approving the Good Ideas Merger are set forth in paragraphs (b), (d), (e) and (f) below. The reasons for the approval by the Company's Board of Directors were as follows:

	(a)	The Company's best opportunity at obtaining
profitability required synergistic operations and Good Ideas' toy business was unrelated to those of the Employer Services
Division, the RSA Division and the then Alcohol Products and BioTox Divisions;

<PAGE 29>

	(b)	Good Ideas' revenues had been declining and Good Ideas
would have required entirely new toy products to effect a turnaround as to which there could be no assurance of success;

	(c)	The Company's offer of shares of the Common Stock had
greater value to the Good Ideas Minority Stockholders than Good
Ideas' liquidation value, book value or market value so that the Good Ideas Minority Stockholders would have a better chance of realizing a return on their investment;

	(d)	The Good Ideas Common Stock was in jeopardy of being
delisted from the Pacific Exchange because it did not meet the listing maintenance requirements. The Good Ideas Common Stock was delisted effective January 1, 1997 and is now traded in the over-the-counter market;

	(e)	The going concern value of Good Ideas was not
considered significant because Good Ideas had no viable operations;

	(f)	Waiting for an upturn in the toy industry was not
considered economically justified;

	(g)	The Company's loan indebtedness to Good Ideas
($1,972,000 as of December 1996) would be cancelled upon consummation of the Merger; and

	(h)	Eliminating the Company's public subsidiaries (i.e.,
Good Ideas and U.S. Drug) could lead to additional cost savings estimated at $50,000 to $75,000.

	The Company's Board of Directors has concluded that nothing has occurred during the ensuing 15-month period to cause the directors to change the initially approved strategy.

Conflict of Interest

	Three of the four Good Ideas directors are directors of the Company and the fourth is a stockholder of the Company. As a result of the interlocking historical relationships among the directors of Good Ideas with the Company, the Good Ideas Board has never been independent of the Company and at least a majority of the directors have owned fiduciary duties to both the Company and Good Ideas, creating a conflict of interest, which has existed since the Company, through a subsidiary, acquired a majority interest in Good Ideas in June 1992. However, specifically with respect to the Good Ideas Merger, the Good
Ideas Board approved certain safeguards in an effort to assure fairness to the Good Ideas Minority Stockholders. First, the
Good Ideas Merger Agreement must be adopted by the holders of more than 50% of the outstanding shares of the Minority Good
Ideas Common Stock (excluding from such calculation

<PAGE 30>

the 210,000 shares in the aggregate held by two directors of Good Ideas), even though the consent of the Company alone is sufficient to adopt the Good Ideas Merger Agreement in accordance with the GCL.
Second, Rosenman & Colin LLP, a major law firm, was engaged as independent counsel for Good Ideas. Such independent counsel reviewed the Good Ideas Registration Statement and the Good Ideas
Merger Agreement, advised the Good Ideas Board as to the foregoing documents and as to their fiduciary duties and prepared an opinion as to certain tax consequences of the Good Ideas
Merger. Lastly, the Board of Directors of Good Ideas will receive an opinion from Whale Securities as to the fairness of the Good Ideas Merger to the Good Ideas Minority Stockholders from a financial point of view as of the date of the opinion.
The Good Ideas Merger Agreement provides that the first and third protection for the Good Ideas Minority Stockholders cannot be waived by any party.

Differences in Stockholders' Rights

	As a result of the Good Ideas Merger, there will be no change in the statutory rights of the stockholders of the Company. The Good Ideas Minority Stockholders will become holders of the Common Stock. Because both Good Ideas and the Company are incorporated under the laws of Delaware and both have classified boards of directors, there will be no change in the statutory rights as stockholders of the Good Ideas Minority Stockholders when they become stockholders of the Company.

	The Good Ideas Minority Stockholders who comply with Section 262 of the GCL will be entitled to appraisal rights if the Good
Ideas Merger is consummated.

Accounting Treatment

	The Good Ideas Merger will be accounted for as a "purchase" as such term is used under generally accepted accounting principles.

Federal Income Tax Consequences

	If the Good Ideas Merger is consummated, there will be no federal income tax consequences to the Company, Good Ideas Acquisition or the stockholders of the Company. Gain or loss will be recognized by the Good Ideas Minority Stockholders upon the receipt of the Common Stock to the extent of the difference between the Stockholder's tax basis for the Good Ideas Common Stock and the fair market value of the Common Stock received in the exchange. Additionally, Good Ideas Minority Stockholders receiving cash in lieu of fractional shares may recognize income as to such cash payment.

<PAGE 31>

Regulatory Approvals

	As of the date hereof, the Good Ideas Merger requires no approval by any federal or state governmental agency, except for compliance with the Securities Act, the Exchange Act and possibly with certain state "blue sky" or securities laws. Without limiting the foregoing, no compliance is necessary under Hart-Scott-Rodino and the rules and regulations thereunder.


               INFORMATION WITH RESPECT TO THE COMPANY,
                     U.S. DRUG AND GOOD IDEAS

General

	Copies of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997, as amended, (the "Company
Annual Report"), U.S. Drug's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "U.S. Drug Annual Report") and Good Ideas' Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "Good Ideas Annual Report") accompany this Proxy Statement.

Information Relating to the Company

	The following information with respect to the Company: (a) a description of its business; (b) a description of its property;
(c) selected financial data; (d) management's discussion and analysis of financial condition and results of operations; and (e) changes in, and disagreements with (there were none), accountants on accounting and financial disclosure may be found in (a) Item 1 of the Company Annual Report; (b) Item 2 of the Company Annual Report; (c) Item 6 of the Company Annual Report; (d) Item 7 of the Company Annual Report and (e) Item 9 of the Company Annual Report, respectively, all of which Items are incorporated herein by this reference. There is no material litigation pending against the Company of the nature required to be reported by Item 103 of Regulation S-K. For the Company's financial statements, see the index under "Financial Statements" elsewhere in this Proxy Statement.

Market Data Relating to the Company

	Between January 2, 1992 and October 23, 1996, the Common Stock has traded on the American Stock Exchange ("AMEX") under the symbol "AAA." Effective October 26, 1996, the Common Stock began trading under the symbol "SAU." The following table sets forth the high and low sales prices for the shares of the Common Stock during the periods indicated:

<PAGE 32>

Fiscal 1996                        				High		      Low
-----------                            ----        ---
	Quarter Ended
 -------------
	June 30, 1995                 						$2.1875	     $1.625
	September 30, 1995					             $2.9375	     $1.875
	December 31, 1995			            		  $2.25	      	$1.875
	March 31, 1996					                 $3.375		    $1.8125

Fiscal 1997
-----------
								                                High		      Low
                                        ----        ---
	Quarter Ended
 -------------
	June 30, 1996						                  $3.625		    $2.3125
	September 30, 1996					              $3.00		     $1.75
	December 31, 1996					               $2.3125	    $1.375
	March 31, 1997					                  $1.4375	    $1.375

	On August __, 1997, the closing sales price of the SAT
Common Stock was $____ per share.

Certain Comparable Market Information

	The following table sets forth the closing sales prices per share for the Common Stock, the Good Ideas Common Stock and the U.
S. Drug Common Stock, as reported by the American Stock Exchange for the Common Stock and the Pacific Exchange for the Good Ideas Common Stock and the U.S. Drug Common Stock on February 5, 1996, the last full day on which these stocks were traded prior to the initial public announcement of the principal terms of the Good Ideas Merger and the U.S. Drug Merger, and as of a recent day.

	                     The Company	      Good Ideas		    U.S. Drug
                     	Common Stock	     Common Stock	   Common Stock
                      ------------      ------------    ------------

February 5, 1996	        $2.375		          $.375		         $3.75

August __, 1997	         $		               $	              $


Holders of the Company

	The holders of record of the Common Stock on June 30, 1997 were 982 and the Company estimates, based on the number of proxies mailed in connection with the two Annual Meetings of Stockholders held in February and October 1996, that it has approximately 8,200 stockholders, including holders in street name.

<PAGE 33>

Dividends of the Company

	No dividends on the Common Stock have been declared by the Company's Board of Directors through the date hereof and, in view of the Company's cash requirements and history of operational losses and the provisions in the Convertible Notes, the Convertible Debentures and the Preferred Stock, the Company's Board of Directors has no current intention to declare or pay dividends on the Common Stock in the foreseeable future.
Dividends on the Class A Preferred Stock are payable semi-annually cumulative from December 17, 1990 and all dividends have been paid timely.

Information Relating to U.S. Drug

	The following information with respect to U.S. Drug: (a) a description of its business; (b) a description of its property;
(c) selected financial data; (d) management's discussion and analysis of financial condition and results of operations; and
(e) changes in, and disagreements with (there were none), accountants and accounting and financial data may be found in (a)
Item 1 of the U.S. Drug Annual Report and the Company Annual Report; (b) Item 2 of the U.S. Drug Annual Report; (c) Item 6 of the U.S. Drug Annual Report; (d) Item 7 of the U.S. Drug Annual Report and the Company Annual Report; and (e) Item 9 of the U.S. Drug Annual Report, respectively, all of which Items are incorporated herein by this reference. There is no material litigation pending against U.S. Drug of the nature required to be reported by Item 103 of Regulation S-K. For U.S. Drug's financial statements, see the index under "Financial
Statements" elsewhere in this Proxy Statement.

Market Data Relating to U.S. Drug

	The U.S. Drug Common Stock was traded on the Pacific Exchange under the symbol "U.S.D.P." until May 13, 1997, when trading was suspended. See the section "Exchange Listing" under this caption "Information with respect to the Company, U.S. Drug and Good Ideas." The quarterly high and low sales prices since U.S. Drug's initial public offering on October 12, 1993 as reported by the Pacific Stock Exchange are set forth below for the periods indicated:

Fiscal 1996
-----------
                                  								High		        Low
                                          ----          ---
	Quarter Ended
 -------------
	June 30, 1995						                      $5.50		       $2.50
	September 30, 1995					                  $4.75		       $2.50
	December 31, 1995					                   $4.50	       	$2.625
	March 31, 1996	                      				$4.50		       $3.00

<PAGE 34>

Fiscal 1997
-----------

	Quarter Ended
 -------------
	June 30, 1996                      		 		$4.25	       	 $3.50
	September 30, 1996				 	                $3.75	         $2.375
	December 31, 1996					                  $2.875	       	$.75
	March 31, 1997					                     $  *	         	$  *

_____________________

*	According to the National Quotation Bureau, Inc., there were no sales reported during the quarter ended March 31, 1997 and the high bid and low asked prices of the U.S. Drug
  Common Stock were $1.875 and $2.00, respectively, per share.
  These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

	On May 12, 1997, the last day, according to the National
Quotation Bureau, Inc., on which there was a reported market price, the closing sales price of the U.S. Drug Common Stock was $1.6875 per share.

Exchange Listing of U.S. Drug

	By letter dated February 3, 1997, the Pacific Exchange advised U.S. Drug that the Equity Listing Committee of the Exchange would meet on March 4, 1997 to review U.S. Drug's listing status and decide if continued listing on the Exchange is appropriate. Among the Exchange's Tier II Securities maintenance requirements for continued listing is that a company have tangible net assets of at least $500,000 or a net worth of at least $2,000,000. As of December 31, 1996, U.S. Drug met neither criteria - its liabilities exceeded tangible assets by $815,617 and it had a stockholders' deficit of $775,000. In response to U.S. Drug's request on February 7, 1997, the Equity Listing Committee granted a compliance extension until May 6, 1997 (later postponed to May 12, 1997) in order to permit the consent solicitation for the U.S. Drug Merger to proceed or, if the U.S. Drug Merger is not approved, for the U.S. Drug Board of Directors to consider what action is appropriate with respect to continuance of the listing. On May 12, 1997, the Equity Listing Committee rejected U.S. Drug's request and the U.S. Drug Common Stock has been suspended from trading on the Pacific Exchange pending U.S. Drug's appeal of such rejection. The appeal is currently expected to be heard during July 1997.

	The U.S. Drug Board recognizes that, if delisting occurred, the U.S. Drug Common Stock would not meet the requirements for listing on the American Stock Exchange or reporting on the Nasdaq System and that, if the U.S. Drug Common Stock was reported in the OTC Bulletin Board or in the "pink sheets," it was unlikely that the U.S. Drug Common Stock would rise in market value in such over-the-counter market until the saliva based testing product was

<PAGE 35>

developed or close to completion. On the other hand, the U.S. Drug Board recognizes that, if the U.S. Drug Merger is consummated, the U.S. Drug Minority Stockholders will be able to trade the Common Stock on the American Stock Exchange.

	If the U.S. Drug Common Stock is delisted and, if at that time the bid price is below $5.00 per share (which it has consistently been since the quarter ended June 30, 1995), the security would become subject to Rule 15g-9 promulgated under the Exchange Act, which Rule imposes additional sales practices requirements on a broker-dealer which sells Rule 15g-9 securities to persons other than the broker-dealer's established customers and institutional accredited investors (as such term is defined in Rule 501(a) under the Securities Act). For transactions covered under Rule 15g-9, the broker-dealer must make a suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. In addition, broker-dealers, particularly if they are market makers in the Common Stock, have to comply with the disclosure requirements of Rules 15g-2, 15g-3, 15g-4, 15g-5 and 15g-6 under the Exchange Act unless the transaction is exempt under Rule 15g-1. Consequently, Rule 15g-9 and these other Rules may adversely affect the ability of broker-dealers to sell or to make markets in the U.S. Drug Common Stock.

	U.S. Drug management intends that, if the U.S. Drug Merger is consummated, U.S. Drug will deregister the U.S. Drug Common Stock under Section 12(b) of the Exchange Act and trading in the U.S. Drug Common Stock will cease on the U.S. Drug Effective
Date. In such event, the U.S. Drug Minority Stockholders will thereafter be able to trade their shares of the Common Stock on the American Stock Exchange.

Holders of U.S. Drug

	As of June 30, 1997, there were 87 holders of record
(including the Company) and, based on prior requests for Annual
Reports, management believed there were approximately 1,100 beneficial holders of the U.S. Drug Common Stock.

Dividends of U.S. Drug

	U.S. Drug's Board of Directors has not declared any dividends on the U.S. Drug Common Stock through the date hereof and, in view of the continuing losses of U.S. Drug and its cash requirements, the Board has no current intention to pay any such dividends.

Information Relating to Good Ideas

	The following information with respect to Good Ideas: (a) a description of its former business; (b) a description of its current and former property; (c) selected financial data; (d) management's discussion and analysis of financial condition and results of operations; and (e) changes in, and disagreements with (there were none), accountants and accounting and financial data

<PAGE 36>

may be found in (a) Item 1 of the Good Ideas Annual Report and the Company Annual Report; (b) Item 2 of the Good Ideas Annual Report and the Company Annual Report; (c) Item 6 of the Good Ideas Annual Report; (d) Item 7 of the Good Ideas Annual Report and the Company Annual Report; and (e) Item 9 of the U.S. Drug Annual Report, respectively, all of which Items are incorporated herein by this reference. There is no material litigation pending against Good Ideas of the nature required to be reported by Item 103 of Regulation S-K. For Good Idea's financial statements, see the index under "Financial Statements" elsewhere in this Proxy Statement.

Market Data Relating to Good Ideas

	The Good Ideas Common Stock was traded on the Pacific Exchange under the symbol "KID" through December 31, 1996 and thereafter has been traded in the over-the-counter market also under the symbol "KID." The quarterly high and low sales prices since Good Ideas' initial public offering on February 17, 1994 as reported by the Pacific Stock Exchange are set forth below for the periods indicated:

Fiscal 1996
-----------
									                              High		      Low
                                       ----        ---
	Quarter Ended
 -------------
	June 30, 1995					                		$  1.25	      $.625
	September 30, 1995					            	$   .75	      $ .50
	December 31, 1995						             $   .75 	     $.125
	March 31, 1996						                $ .6875	      $ .25

Fiscal 1997
-----------
                              									High		       Low
                                       ----         ---
	Quarter Ended
 -------------
	June 30, 1996						                  $.8125	    	$   .125
	September 30, 1996					              $.6875		    $   .125
	December 31, 1996				               	$  .50	  	  $.015625
	March 31, 1997					                  $   *		     $    *

____________________

*	According to the National Quotation Bureau, Inc., there
  were no sales reported during the quarter ended March 31, 1997 and there were no high bid and low asked prices available.

<PAGE 37>

	On December 31, 1996, the last day, accordingly to the National Quotation Bureau, Inc. on which there was a reported market price, the closing sales price of the Good Ideas
Common Stock was $.01625 per share.

Exchange Listing of Good Ideas

	On November 18, 1995, the Pacific Exchange advised Good Ideas that the share bid price of the Good Ideas Common Stock was below $1.00 per share, which did not meet the minimum Tier II listing maintenance requirement of the Pacific Exchange, which requirement had become effective January 23, 1995. Good Ideas had been granted an extended compliance period, not to exceed six months from May 9, 1996, to demonstrate that the Good Ideas Common Stock was in compliance. By letter dated November 11, 1996, the Pacific Stock Exchange advised Good Ideas that, should the Good Ideas Merger not be consummated by December 31, 1996 and/or the Good Ideas Common Stock remained in noncompliance with the Pacific Exchange's maintenance requirements, the Good Ideas Common Stock would be delisted effective January 1, 1997. Such delisting has occurred. As a result, the Good Ideas Common Stock now trades in the over-the-counter market.

	Good Ideas management intends that, if the Good Ideas Merger is consummated, Good Ideas will deregister the Good Ideas Common Stock under Section 12(b) of the Exchange Act and trading in the Good Ideas Common Stock will cease on the Good Ideas Effective Date. In such event, the Good Ideas Minority Stockholders will thereafter be able to trade their shares of the Common Stock on the American Stock Exchange.

	As an alternative to the Good Ideas Merger, the Good Ideas Board of Directors had reconsidered in February 1996 the possibility of effecting a reverse stock split of the Good Ideas Common Stock in an amount sufficient to increase the market value of the Good Ideas Common Stock to a level above the minimum requirement of the Pacific Exchange. This approach has been previously rejected because the Board recognized that, unless
Good Ideas reversed its adverse operational trends of declining revenues and increasing losses, as to which there could be no assurance, it was likely that, after the split, the market price would begin to decline and again reach a level not complying with the Pacific Exchange's maintenance requirement. The Board also recognized that, if delisting occurred, the Good Ideas Common Stock would not meet the market price requirement for listing on the American Stock Exchange or reporting on the Nasdaq System and that, if the Good Ideas Common Stock was reported in the OTC Bulletin Board or in the "pink sheets," it was unlikely that the Good Ideas Common Stock would rise in market value in such over-the-counter market in view of its operational problems.

	Because the bid price of the Good Ideas Common Stock was below $5.00 when it was delisted, the security became subject to Rule 15g-9 promulgated under the Exchange Act, which Rule imposes additional sales practices requirements on a broker-dealer which sells Rule 15g-9 securities to persons other than the broker-dealer's established customers and institutional

<PAGE 38>

accredited investors (as such term is defined in Rule 501(a) under the Securities Act). For transactions covered under Rule 15g-9, the broker-dealer must make a suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. In addition, broker-dealers, particularly if they are market makers in the Common Stock, have to comply with the disclosure requirements of Rules 15g-2, 15g-3, 15g-4, 15g-5 and 15g-6 under the Exchange Act unless the transaction is exempt under Rule 15g-1. Consequently, Rule 15g-9 and these other Rules may adversely affect the ability of broker-dealers to sell or to make markets in the Good Ideas Common
Stock.

Holders of Good Ideas

	As of June 30, 1997, there were 180 holders of record
(including the Company) and, based on prior requests for Annual
Reports, management believed that there were approximately 1,100 beneficial holders of the Good Ideas Common Stock.

Dividends of Good Ideas

	Good Ideas' Board of Directors has not declared any dividends on the Good Ideas Common Stock through the date hereof and, in view of the financial condition of Good Ideas and the intention to sell or liquidate Good Ideas, the Board has no current intention to pay any such dividends.

Certain Financial Data

				                              Book Value Per Share
                          -------------------------------------
As of				                 The Company		 U.S. Drug		  Good Ideas
-----                     -----------   ---------    ----------

March 31, 1995		             $ .30				  $ .52			     $.92
March 31, 1996		             $ .14				  $ .20			     $.55
March 31, 1997		             $(.02)			 	$(.30)	    		N/A(1)

                				  Income (Loss) Per Share from Continuing Operations
                      --------------------------------------------------
Period Ended			          The Company		   U.S. Drug		  Good Ideas
------------             -----------     ---------    ----------

March 31, 1995	           	 $(.26)			  	 $(.45)			    $(.20)
March 31, 1996		            $(.27)				   $(.31)	      $(.39)
March 31, 1997	            	$(.43)				   $(.50)		    	N/A(1)
_____________________

(1)	Good Ideas' operations were discontinued as of March 31, 1996

<PAGE 39>

	As indicated above, no dividends have ever been paid by the Company, U.S. Drug or Good Ideas.

                        FINANCIAL STATEMENTS

The Company

	The following financial statements, management's discussion and analysis and market information, all of which appear in the Company Annual Report, a copy of which accompanies this Proxy
Statement, are incorporated herein by this reference:

										                                            	     Page in
                                            											     Company
                                            											     Annual
  		Item						                                        	     Report
    ----                                                    ------

	1.	Report of Independent Certified Public Accountants	     	 F-1

	2.	Report of Independent Certified Public Accountants	     	 F-2

	3.	Consolidated Balance Sheets at March 31, 1997 and 1996	 	 F-3

	4.	Consolidated Statements of Operations for the
    Years Ended March 31, 1997, 1996 and 1995		               F-4

	5.	Consolidated Statements of Stockholders' (Deficit)
    Equity for the Years Ended March 31, 1997, 1996 and 1995	 F-5

	6.	Consolidated Statements of Cash Flows for the Years
  		Ended Years Ended March 31, 1997, 1996 and 1995		         F-7

	7.	Notes to Consolidated Financial Statements	              	F-9

	A representative of Ernst & Young LLP, the Company's independent public accountants for the fiscal years ended March
31, 1996 and 1997, will not be present at the meeting.

U.S. Drug (A Development Stage Enterprise)

	The following financial statements, management's discussion and analysis and market information, all of which appear in the U.S. Drug Annual Report, a copy of which accompanies this Proxy
Statement, are incorporated herein by this reference:

<PAGE 40>

										                                                   	Page in
                                                   											U.S.Drug
                                                   											Annual
  		Item						                                                Report
    ----                                                      ------

	1.	Report of Independent Certified Public Accountants	        	F-2

	2.	Report of Independent Certified Public Accountants	        	F-3

	3.	Balance Sheets at March 31, 1997 and 1996		                 F-4

	4.	Statements of Operations for the Years Ended March 31,
    1997, 1996 and 1995 and Cumulative from October 8, 1992
		  (Inception) to March 31, 1997		                             F-5

	5.	Statements of Stockholders'  (Deficit) Equity for the
  		period October 8, 1992 (Inception) to March 31, 1997	      	F-6

	6.	Statements of Cash Flows for the Years Ended March 31,
    1997,	1996 and 1995 and Cumulative from October 8, 1992
    (Inception) to March 31, 1996	                             	F-7

	7.	Notes to Financial Statements		                             F-8

Good Ideas

	The following financial statements, management's discussion and analysis and market information, all of which appear in the Good Ideas Annual Report, a copy of which accompanies this Proxy
Statement, are incorporated herein by this reference:

											                                                   Page in
                                                    										Good Ideas
                                                   											Annual
   		Item					                                            				Report
     ----                                                     --------

	1.	Report of Independent Certified Public Accountants	       	F-1

	2.	Report of Independent Certified Public Accountants	       	F-2

	3.	Statements of Net Assets in Liquidation at March 31,
    1997 and 1996	                                            	F-3

	4.	Statement of Changes in Net Assets (Liabilities) in
    Liquidation -	Year Ended March 31, 1997	                  	F-4

<PAGE 41>

     					                                                   	Page in
		                                                    					 		Good Ideas
                                                      								Annual
		  Item						                                             			Report
    ----                                                      ---------

	5.	Statements of Operations for the Years Ended March 31,
    1996 and 1995	                                             	F-5

 6.	Statements of Stockholders' Equity for the Years Ended
	  	March 31, 1996 and 1995		                                   F-6

	7.	Statements of Cash Flows for the Years Ended March 31,
    1996 and 1995                                             		F-7

	8.	Notes to Financial Statements		                             F-8


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         HOLDERS AND MANAGEMENT

	The following table sets forth certain information, as of the Record Date, with respect to (1) any person who owned beneficially more than 5% of the Common Stock; (2) each director of the Company; (3) the Chief Executive Officer of the Company; (4) each other executive officer of the Company who was paid more than $100,000 in fiscal 1997, whether or not he was still an executive officer on the Record Date; and (5) all directors and executive officers as a group. Each beneficial owner has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock reported in the table, except that the Common Stock purchase warrants described in the notes below do not have any voting power until exercised and may not be sold or otherwise transferred except in compliance with the Securities
Act.

                                	     Number of Shares
Name and Address			                  	Beneficially Owned		     	Percentage
----------------                      ------------------        ----------

Steven A. Cohen (2)			               	3,468,300(3)			           	9.1%
777 Long Ridge Road
Stamford, CT  06902

S.A.C. Capital Associates, LLC (2)	   2,134,400(4)		             6.4%
777 Long Ridge Road
Stamford, CT  06902

Robert M. Stutman (5)	                930,500(6)	               	2.5%
4517 N.W. 31st Avenue
Ft. Lauderdale, FL  33309

<PAGE 42>

                                 						Number of Shares
Name and Address			                   	Beneficially Owned		   	Percentage
----------------                       ------------------      ----------

David L. Dorff (7)	                    10,000(8)				              nil
4517 N.W. 31st Avenue
Fort Lauderdale, FL 33309

Linda H. Masterson (9)	                210,000(10)	              	nil
10410 Trademark Street
Rancho Cucamonga, CA 91730

Alan I. Goldman (11)	                  20,000(12) 	             		nil
497 Ridgewood Avenue
Glen Ridge, NJ  07028

John C. Lawn (11)	                     20,000(12) 	             		nil
c/o The Century Council
550 South Hope Street
Suite 1950
Los Angeles, CA  90071-2604

Peter M. Mark (11)                    	607,600(12)             			1.7%
5531 Sugar Hill
Houston, TX 77056

Michael S. McCord (11)	                226,455(13)		              nil
Suite 701
2001 Kirby Drive
Houston, TX  77019

Lee S. Rosen (14)                    	1,485,125(14)	           	 4.0%
17332 Saint James Court
Boca Raton, FL 33496

Brian Stutman (15)	                   553,376(16)	               1.5%
4517 N.W. 31st Avenue
Fort Lauderdale, FL 33309


<PAGE 43>

                                						Number of Shares
Name and Address				                  Beneficially Owned		     	Percentage
----------------                      ------------------        ----------

Steven J. Kline (17)	                  30,500(18)	                nil
10410 Trademark Street
Rancho Cucamonga, CA 91730

All directors and	                     4,093,556(19)	             10.6%
executive officers as a
group (eight persons)

______________________

1.	 The percentages computed in this column of the table are
    based upon [36,030,591] shares of the Common Stock outstanding on the Record Date and effect being given, where appropriate, pursuant to Rule 13d-3(d)(1) under the Exchange Act, to shares issuable upon the exercise of Common Stock purchase warrants which are currently exercisable or exercisable within 60 days of the Record Date and to the Convertible Notes which are currently convertible.

2.  Steven A. Cohen and S.A.C. Capital Associates, LLC filed a
    Schedule 13D, as amended, (the "Cohen Schedule 13D"), because their joint beneficial ownership may constitute ownership by a "group" as such term is defined in Rule 13d-5(b) under the Exchange Act, even though at the time their individual beneficial ownership was under 5% of the then outstanding shares of the Common Stock. Based on Amendment No. 4 to the Cohen Schedule 13D and the Company's calculation under the anti-dilution provisions, the group beneficially owned an aggregate of 5,902,700 shares or 14.7% of the outstanding shares on June 30, 1997.

3. The shares reported in the table as being beneficially owned reflect (a) 1,463,300 shares of the Common Stock; (b) 5,000 shares of the Common Stock issuable at $1.8125 per share upon the exercise of a warrant expiring November 15, 1999; and (c) 2,000,000 shares of the Common Stock issuable upon the conversion of a Convertible Note at $1.25 per share.
    The shares do not include 2,000,000 shares of the Common Stock issuable at $1.25 per share upon the exercise of a June 30 Warrant because the Warrant is not currently exercisable or exercisable within 60 days of the Record Date as a result of the total shares beneficially owned by the "group" exceeding 10% of the outstanding shares of the Common Stock.

4.	 The shares reported in the table as being beneficially owned reflect (a) 429,400 shares of the Common Stock; (b) 5,000 shares of the Common Stock issuable at $1.8125 per share upon the exercise of a warrant expiring November 15, 1999;
    and (c) 2,000,000 shares of

    <PAGE 44>

    the Common Stock issuable upon the conversion of a Convertible Note at $1.25 per share. The shares do not include 2,000,000 shares of the Common Stock issuable at $1.25 per share upon the exercise of a June 30 Warrant because the Warrant is not currently exercisable or exercisable within 60 days of the Record Date as a result of the total shares being beneficially owned by the "group" exceeding 10% of the outstanding shares of the Common Stock. The Cohen Schedule 13D reported that S.A.C.
    Capital Associates, LLC, an Anguillan limited liability company, acquired the foregoing securities, but, because
    S.A.C. Capital Advisors, LLC, a Delaware limited liability company, has voting and dispositive power over the securities, the latter was deemed to be the beneficial owner thereof;

5.	 Robert M. Stutman was elected as Chairman of the Board and a director of the Company and designated as its Chief
    Executive Officer on April 18, 1996.

6.	 The shares reported in the table include (a) 3,125 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring December
    13, 1998 issued to Robert M. Stutman for his consulting services while still an employee of Robert Stutman &
    Associates, Inc. ("RSA"); (b) 105,500 shares of the Common
    Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase
    200,000 shares issued to RSA was divided among the RSA shareholders; and (c) 474,750 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common
    Stock purchase warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA.

7.	 Mr. Dorff was elected a director of the Company effective
    May 23, 1997 and, on the same date, was elected as its President and designated as its Chief Operating Officer.

8. 	The shares reported in the table do not include (a) 700,000
    shares of the SAT Common Stock issuable upon the exercise at $1.8125 per share of a Common Stock purchase warrant expiring June __, 2002; (b) 300,000 shares of the SAT
    Common Stock issuable upon the exercise at $2.3125 per share of a Common Stock purchase warrant also expiring June
     __, 2002; and (c) 300,000 shares of the SAT Common Stock issuable upon the exercise at $2.8125 per share of a Common Stock purchase warrant also expiring June __, 2002 because none of the foregoing warrants granted to Mr. Dorff for becoming President and Chief Operating Officer of SAT are currently exercisable or exercisable within 60 days of the Record Date.

9.	 Ms. Masterson, a director of the Company, became its
    President and Chief Operating Officer effective May 13, 1996. Effective November 19, 1996, Ms. Masterson relinquished her duties as Chief Operating Officer in order to concentrate on certain operations of the Company. Effective May 23, 1997, she resigned as the President of

<PAGE 45>

    SAT in order to become Chief Executive Officer of U.S. Drug (she was already its President) as part of the program to study the feasibility of separating the interlocking relationships between SAT and U.S. Drug.

10.	The shares reported in the table reflect (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to her as a director of the Company on the same basis as described in Note 12 to the table and
    (b) 200,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant, the last installment of which expires May 12, 2003, issued pursuant to Ms. Masterson's terms of employment, which 200,000 shares are the only shares as to which the warrant to purchase an aggregate of 600,000 shares is currently exercisable or exercisable within 60 days of the Record Date.

11.	A director of the Company.

12.	The shares reported in this table include or reflect (a)
    10,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November 15, 1998 and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999, both issued to the holder as a director of the Company who is not employed by the Company or any subsidiary thereof.

13.	The shares reported in the table include (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to Mr. McCord as a consultant to the Board of Directors of the Company and (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a warrant expiring November 15, 1999 issued to him as a director of the Company on the same basis as those described in Note 12 to this table. The shares reported in the table do not include 5,000 shares of the SAT Common
    Stock beneficially owned by Mr. McCord's wife, as to which shares he disclaims beneficial ownership.

14.	The shares reported in the table include (a) 10,000 shares
    of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring
    November 15, 1998 issued to Mr. Rosen on the same basis as those described in Note 12 to this table; (b) 10,000 shares of the Common Stock issuable upon the exercise at $1.825 per share of a Common Stock purchase warrant expiring November
    15, 1999 issued to Mr. Rosen on the same basis as those described in Note 12 to this table; (c) 200,000 shares of the Common Stock issuable upon the exercise at $1.9375 per share of a Common Stock purchase warrant expiring November
    15, 1998; (d) 150,000 shares of the Common Stock issuable upon the exercise at $3.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (e) 150,000 shares of the Common Stock

<PAGE 46>

    issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring November 15, 2000; (f) 300,000 shares of the Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring April 17, 1999; (g) 200,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a warrant expiring December 2, 1999; and
    (h) 250,000 shares of the Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring December 17, 1999 acquired from his father who purchased the warrant in the Company's private placement consummated in February 1996. The Common Stock purchase warrants described in (c), (d) and (e) were issued to Mr.
    Rosen as consideration for his services, including those related to the private placement consummated in February
    1996. 50,000 of the shares subject to each of the warrants described in (d) and (e) may be forfeited if none of the Common Stock purchase warrants issued to the purchasers in such private placement are exercised and may be reduced in the number of shares which may be exercised pro rata to the exercise of the private placement warrants.

15.	Brian Stutman was elected Vice President, Sales and
    Marketing of the Company on December 3, 1996.

16.	The shares reported in the table reflect (a) 176,250 shares
    of the SAT Common Stock issued to Brian Stutman in exchange for his ownership interest in RSA; (b) 59,876 shares of the SAT Common Stock issuable upon the exercise at $2.00 per share of a Common Stock purchase warrant expiring March 31, 1999 issued to him when the Common Stock purchase warrant to purchase 200,000 shares issued to RSA was divided among the RSA shareholders; and (c) 317,250 shares of the SAT
    Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring May 20, 1999 issued to him in exchange for his ownership interest in RSA. The shares reported in the table exclude 15,000 shares of the SAT Common Stock issuable upon the exercise by Mr. Stutman at $2.125 per share of a Common Stock purchase warrant, the last installment of which expires
    June 23, 2004, because the warrant is not currently exercisable or exercisable within 60 days of the Record
    Date.

17.	Mr. Kline served as Vice President, Research and
    Development of the Company from March 25, 1997 to May 23,
    1997, when he resigned as part of the program and study the feasibility of separating the interlocking relationships between the Company and U.S. Drug.

18.	The shares reported in the table include (a) 5,000 shares
    of the SAT Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring July 17, 1998; (b) 10,000 shares of the SAT Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant expiring July 7, 1999; and
    (c) 12,500 shares of the SAT Common Stock issuable upon the exercise at $2.125 per share of a Common Stock purchase warrant, the last installment of which expires

<PAGE 47>

    May 2, 2003, which are the only shares of a total of 50,000 shares subject to that warrant which are currently exercisable or exercisable within 60 days of the Record Date.

19.	The shares reported in the table reflect the shares of the
    Common Stock reported elsewhere in the table (see the text relating to Notes 6, 8, 10, 12, 13, 14, 16 and 18 to the table) and do not reflect 40,000 shares of the Common Stock issuable upon the exercise at $2.125 per share by an executive officer of a Common Stock purchase warrant, the last installment of which expires December 15, 2003, because the warrant is not currently exercisable or exercisable within 60 days of the Record Date.


                      MISCELLANEOUS

	The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.


                              							By Order of the Board of Directors

							                              /s/Robert W. Berend
                                     -----------------------------------
                              							Robert W. Berend
                              							Secretary

August 6, 1997

<PAGE I>

------------------------------        -----------------------------------
------------------------------        -----------------------------------

                         								    	 Substance Abuse Technologies, Inc.

 	Table of Contents

                      								    Page
                                  ----

                                        				Notice of Special Meeting of
Voting Securities.................. 2		     Stockholders on August 27, 1997
Proposal One: Approval of the
 Increase in the Number of
 Authorized Shares of the
 Common Stock.......................3
Proposal Two: Approval to
 Authorize 3,000,000 Shares of
 a New Class of Preferred Stock.....7
Interest of Management..............9
Financings.........................12
Acquisitions of the Minority
 Stock Interests in U.S. Drug
 Testing, Inc......................15
Acquisition of the Minority
 Stock Interests in Good Ideas
 Enterprises, Inc..................25
Information with Respect to
 the Company, U.S. Drug and Good
 Ideas.............................31
Financial Statements...............39
Security Ownership of Certain
 Beneficial Holders and
 Management........................41
Miscellaneous......................47

--------------------------------         -------------------------------
--------------------------------         -------------------------------

<PAGE II>




PROXY

                     	SUBSTANCE ABUSE TECHNOLOGIES, INC.
      	     4517 N.W. 31st Avenue, Ft. Lauderdale, Florida  33309
        	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS AUGUST 27, 1997



	The undersigned hereby appoints Robert M. Stutman and David L. Dorff, or either of them, as Proxy or Proxies of the undersigned with full power of substitution or revocation to attend and to represent the undersigned at the Special Meeting of Stockholders of Substance Abuse Technologies, Inc. (the "Company") to be held on August 27, 1997, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the directions indicated below.

	PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE
ENCLOSED ENVELOPE.

	Approval of the increase in the number of authorized shares of the Common Stock:

             	[] FOR 			[] AGAINST 				[] ABSTAIN

Approval of the creation of a new class of Preferred Stock:

               [] FOR 			[] AGAINST 				[] ABSTAIN

	If no specification is made, this proxy will be voted FOR the Proposals listed above.



Dated:_________________, 1997


Name:________________________________________

     _________________________________________

                                        										Please sign exactly
                                                  as name appears
                                                  above.  For joint
                                                  accounts, each joint
                                                  owner must sign.
                                                  Please give full
                                                  title if signing in
                                                  a representative
                                                  capacity.

                                        										Please check if you
                                                  plan to attend this
                                                  Special Meeting  []